UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04356
                                   ---------


                       FRANKLIN CALIFORNIA TAX-FREE TRUST
                       -----------------------------------
               (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ----------------------------------------------
             (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     -------------

Date of fiscal year end: 6/30
                         ----

Date of reporting period: 6/30/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                          JUNE 30, 2006
--------------------------------------------------------------------------------

                                                  Franklin California Insured
                                                  Tax-Free Income Fund

                                                  Franklin California
                                                  Intermediate-Term
                                                  Tax-Free Income Fund

                                                  Franklin California
                                                  Limited-Term
                                                  Tax-Free Income Fund

                                                  Franklin California
                                                  Tax-Exempt Money Fund

--------------------------------------------------------------------------------
    ANNUAL REPORT AND SHAREHOLDER LETTER                  TAX-FREE INCOME
--------------------------------------------------------------------------------
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              FRANKLIN
      CALIFORNIA TAX-FREE TRUST                        FASTER VIA EMAIL?
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                                                       See inside for details.
--------------------------------------------------------------------------------

                                     [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .........................................................   1

SPECIAL FEATURE:

Understanding Interest Rates ...............................................   4

ANNUAL REPORT

State Update and Municipal Bond Market Overview ............................   7

Franklin California Insured Tax-Free Income Fund ...........................  10

Franklin California Intermediate-Term Tax-Free Income Fund .................  19

Franklin California Limited-Term Tax-Free Income Fund ......................  27

Franklin California Tax-Exempt Money Fund ..................................  34

Financial Highlights and Statements of Investments .........................  38

Financial Statements .......................................................  71

Notes to Financial Statements ..............................................  76

Report of Independent Registered Public Accounting Firm ....................  86

Tax Designation ............................................................  87

Board Members and Officers .................................................  88

Shareholder Information ....................................................  92

--------------------------------------------------------------------------------
Annual Report

State Update and Municipal Bond Market Overview

California's large and diverse economy has performed fairly close to the nation overall in recent years. A wide variety of industries including professional services, education, health services, trade and manufacturing powered the state's economy. A new defense buildup aided southern California's economic momentum, while some signs indicated a high-technology turnaround, which could benefit northern California. The state's employment picture improved, recording job gains every month during the reporting period. As of June 2006 the unemployment rate stood at 4.9%, which was slightly higher than the 4.6% national rate. 1

Robust economic growth and a $7.5 billion tax-revenue increase over projections for fiscal year 2006 helped California reduce its structural deficit to an estimated $2.5 billion for fiscal year 2007. 2 Capital gains from rising stock markets and housing sales contributed to the higher-than-expected tax receipts, yet the state continued to face structural deficit problems. Deficit financing bonds eased immediate liquidity pressures, but the large discrepancy between ongoing revenues and expenditures remained. In the November 2005 election, voters rejected Governor Schwarzenegger's Reform Agenda, a series of ballot initiatives that would have capped state spending and granted the governor the authority to make midyear budget cuts. Another concern was the governor's fiscal year 2007 budget proposal to spend much of the state's recently replenished reserves.

Based on the state's strong economy and tax revenue surge, independent credit rating agency Standard & Poor's raised California's general obligation bond rating from A to A+ with a stable outlook. 3 Overall debt levels rose rapidly, nearly doubling in the past four years to $1,455 per capita, but are expected to stay manageable. 2 The state's finances improved although legislators continued to grapple with fiscal structural issues.

For the fiscal year ended June 30, 2006, the municipal bond market performed comparatively well as the fixed income markets continued to face a tightening Federal Reserve Board (Fed) policy, volatile oil prices, increased inflation expectations, concerns about the dollar, mixed economic releases and the aftermath

1.    Source: Bureau of Labor Statistics.

2. Source: Standard & Poor's, "Summary: California; General Obligation," RATINGSDIRECT, 5/17/06.

3.    This does not indicate Standard & Poor's rating of the Fund.


                                                               Annual Report | 7
of Hurricanes Katrina and Rita. In the recent interest rate environment, municipal bonds, which have domestic tax advantages, outperformed U.S. Treasury bonds. The Lehman Brothers Municipal Bond Index returned +0.89% for the period, while the Lehman Brothers U.S. Treasury Index had a -1.68% return. 4

During the reporting period, longer-term yields rose, but not as much as shorter-term yields, which increased as the Fed followed its tightening policy and raised the federal funds target rate from 3.25% to 5.25%. Demand persisted from foreign and domestic buyers who continued to buy intermediate-and longer-term Treasury bonds as they sought relatively higher yield and expected inflation to remain fairly contained. Over the reporting period, short-term rates rose more than longer-term rates, which resulted in a flattening of the yield curve (the spread between yields of short-term and long-term bonds). Toward the end of December, shorter- and intermediate-term interest rates began to converge and eventually the Treasury yield curve inverted, meaning short-term rates grew higher than those on longer-maturity bonds. Over the 12-month reporting period, 2-year Treasury yields increased 150 basis points (100 basis points equal one percentage point), while 10-year Treasury yields rose 121 basis points and 30-year Treasury yields rose 100 basis points. On June 30, 2006, the 2-year Treasury note yielded 5.16%, the 10-year Treasury note yielded 5.15% and the 30-year Treasury bond yielded 5.19%. The municipal yield curve also flattened over the reporting period but remained steeper than the Treasury curve. According to Municipal Market Data, the 2-year municipal note yield rose 110 basis points and the 10-year increased 69 basis points, while the 30-year municipal yield increased 37 basis points during the period. 5 Consequently, long-maturity municipal bonds continued to perform comparatively well.

4. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

5.    Source: Thomson Financial.


8 | Annual Report

Motivated by a relatively low interest rate environment, along with expectations that rates might continue to rise, municipal bond issuers actively refunded higher yielding outstanding debt and accessed the debt market to finance capital needs. As a result, the municipal bond market had record issuance with more than $408 billion in new deals nationally for 2005.6 Refunding deals represented more than $130 billion.6 Just as homebuyers seek to lower their mortgage rates, municipalities tend to borrow more when interest rates are low. So far in 2006, supply has been lighter than in the first six months of 2005. Demand for municipal bonds remained strong over the Funds' fiscal year as investors found municipal bonds' taxable equivalent yields attractive. Healthy demand came from a wide range of traditional buyers such as mutual funds, individuals, and property and casualty companies, and also from nontraditional crossover participants. Crossover buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive, as they were during the reporting period. This broad base of buyers and tight bond supply supported the municipal bond market.

6.    Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR FUNDS. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                                               Annual Report | 9

Franklin California Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in insured securities that pay interest free from such taxes.1, (2)

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin California Insured Tax-Free Income Fund covers the fiscal year ended June 30, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $12.85 on June 30, 2005, to $12.43 on June 30, 2006. The Fund's Class A shares paid dividends totaling 54.48 cents per share for the same period.3 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.22%, based on an annualization of the current 4.56 cent per share dividend and the maximum offering price of $12.98 on June 30, 2006. An investor in the 2006 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 7.16% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the 12 months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 41.


10 | Annual Report

DIVIDEND DISTRIBUTIONS 2

Franklin California Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                         DIVIDEND PER SHARE
                          ------------------------------------------------------
MONTH                        CLASS A              CLASS B          CLASS C
--------------------------------------------------------------------------------
July                       4.62 cents           4.06 cents        4.03 cents
--------------------------------------------------------------------------------
August                     4.62 cents           4.06 cents        4.03 cents
--------------------------------------------------------------------------------
September                  4.52 cents           3.95 cents        3.94 cents
--------------------------------------------------------------------------------
October                    4.52 cents           3.95 cents        3.94 cents
--------------------------------------------------------------------------------
November                   4.52 cents           3.95 cents        3.94 cents
--------------------------------------------------------------------------------
December                   4.52 cents           3.93 cents        3.93 cents
--------------------------------------------------------------------------------
January                    4.52 cents           3.93 cents        3.93 cents
--------------------------------------------------------------------------------
February                   4.52 cents           3.93 cents        3.93 cents
--------------------------------------------------------------------------------
March                      4.52 cents           3.93 cents        3.93 cents
--------------------------------------------------------------------------------
April                      4.52 cents           3.93 cents        3.93 cents
--------------------------------------------------------------------------------
May                        4.52 cents           3.93 cents        3.93 cents
--------------------------------------------------------------------------------
June                       4.56 cents           4.00 cents        3.99 cents
================================================================================
TOTAL                      54.48 CENTS          47.55 CENTS      47.45 CENTS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. The combination of our value oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer term bonds. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin California Insured
Tax-Free Income
Fund 6/30/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         19.3%
--------------------------------------------------------------------------------
Prerefunded                                                                16.6%
--------------------------------------------------------------------------------
Transportation                                                             12.5%
--------------------------------------------------------------------------------
Utilities                                                                  12.4%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       11.0%
--------------------------------------------------------------------------------
Tax-Supported                                                               8.6%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      7.8%
--------------------------------------------------------------------------------
Higher Education                                                            7.2%
--------------------------------------------------------------------------------
Other Revenue                                                               4.0%
--------------------------------------------------------------------------------
Housing                                                                     0.6%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                              Annual Report | 11

Thank you for your participation in Franklin California Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Annual Report

Performance Summary as of 6/30/06

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRCIX)                                     CHANGE        6/30/06     6/30/05
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       -$0.42         $12.43      $12.85
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (JULY 2005-JUNE 2006)
----------------------------------------------------------------------------------------------
Dividend Income                              $0.5448
----------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FRCBX)                                     CHANGE        6/30/06     6/30/05
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       -$0.42         $12.49      $12.91
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (JULY 2005-JUNE 2006)
----------------------------------------------------------------------------------------------
Dividend Income                              $0.4755
----------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FRCAX)                                     CHANGE        6/30/06     6/30/05
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       -$0.42         $12.55      $12.97
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (JULY 2005-JUNE 2006)
----------------------------------------------------------------------------------------------
Dividend Income                              $0.4745
----------------------------------------------------------------------------------------------


                                                              Annual Report | 13

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------------
CLASS A                                                            1-YEAR            5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                          +0.96%           +27.83%          +70.01%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                      -3.33%            +4.12%           +5.00%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                              4.22%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4           7.16%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                      3.67%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                       6.23%
-----------------------------------------------------------------------------------------------------------------
CLASS B                                                            1-YEAR            5-YEAR    INCEPTION (2/1/00)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                          +0.41%           +24.44%          +42.52%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                      -3.46%            +4.13%           +5.68%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                              3.84%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4           6.51%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                      3.27%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                       5.55%
-----------------------------------------------------------------------------------------------------------------
CLASS C                                                            1-YEAR            5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                          +0.40%           +24.39%          +60.98%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                      -0.57%            +4.46%           +4.88%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                              3.82%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4           6.48%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                      3.29%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                       5.58%
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (7/1/96-6/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           FRANKLIN
                     CALIFORNIA INSURED        LEHMAN BROTHERS
     DATE           TAX-FREE INCOME FUND    MUNICIPAL BOND INDEX 6      CPI 6
--------------------------------------------------------------------------------
   7/1/1996                 $9,577                   $10,000           $10,000
   7/31/1996                $9,661                   $10,090           $10,019
   8/31/1996                $9,697                   $10,088           $10,038
   9/30/1996                $9,830                   $10,229           $10,070
  10/31/1996                $9,923                   $10,345           $10,102
  11/30/1996                $10,073                  $10,534           $10,121
  12/31/1996                $10,037                  $10,490           $10,121
   1/31/1997                $10,033                  $10,510           $10,153
   2/28/1997                $10,119                  $10,606           $10,185
   3/31/1997                $9,990                   $10,465           $10,211
   4/30/1997                $10,078                  $10,552           $10,223
   5/31/1997                $10,207                  $10,711           $10,217
   6/30/1997                $10,286                  $10,825           $10,230
   7/31/1997                $10,569                  $11,125           $10,243
   8/31/1997                $10,480                  $11,021           $10,262
   9/30/1997                $10,594                  $11,152           $10,287
  10/31/1997                $10,657                  $11,223           $10,313
  11/30/1997                $10,720                  $11,289           $10,306
  12/31/1997                $10,865                  $11,454           $10,294
   1/31/1998                $10,972                  $11,572           $10,313
   2/28/1998                $10,983                  $11,576           $10,332
   3/31/1998                $10,994                  $11,586           $10,351
   4/30/1998                $10,944                  $11,534           $10,370
   5/31/1998                $11,097                  $11,716           $10,389
   6/30/1998                $11,153                  $11,762           $10,402
   7/31/1998                $11,174                  $11,792           $10,415
   8/31/1998                $11,330                  $11,974           $10,428
   9/30/1998                $11,504                  $12,123           $10,440
  10/31/1998                $11,516                  $12,123           $10,466
  11/30/1998                $11,564                  $12,166           $10,466
  12/31/1998                $11,572                  $12,196           $10,459
   1/31/1999                $11,666                  $12,341           $10,485
   2/28/1999                $11,659                  $12,287           $10,498
   3/31/1999                $11,688                  $12,304           $10,530
   4/30/1999                $11,689                  $12,335           $10,606
   5/31/1999                $11,633                  $12,264           $10,606
   6/30/1999                $11,455                  $12,087           $10,606
   7/31/1999                $11,464                  $12,131           $10,638
   8/31/1999                $11,313                  $12,034           $10,664
   9/30/1999                $11,323                  $12,039           $10,715
  10/31/1999                $11,151                  $11,908           $10,734
  11/30/1999                $11,238                  $12,035           $10,740
  12/31/1999                $11,153                  $11,945           $10,740
   1/31/2000                $11,066                  $11,893           $10,772
   2/29/2000                $11,261                  $12,032           $10,836
   3/31/2000                $11,536                  $12,294           $10,925
   4/30/2000                $11,438                  $12,222           $10,932
   5/31/2000                $11,390                  $12,158           $10,944
   6/30/2000                $11,708                  $12,480           $11,002
   7/31/2000                $11,858                  $12,654           $11,027
   8/31/2000                $12,089                  $12,849           $11,027
   9/30/2000                $12,060                  $12,782           $11,085
  10/31/2000                $12,151                  $12,922           $11,104
  11/30/2000                $12,253                  $13,020           $11,110
  12/31/2000                $12,549                  $13,341           $11,104
   1/31/2001                $12,621                  $13,473           $11,174
   2/28/2001                $12,652                  $13,516           $11,219
   3/31/2001                $12,766                  $13,637           $11,244
   4/30/2001                $12,571                  $13,489           $11,289
   5/31/2001                $12,706                  $13,635           $11,340
   6/30/2001                $12,738                  $13,726           $11,359
   7/31/2001                $12,937                  $13,929           $11,327
   8/31/2001                $13,232                  $14,159           $11,327
   9/30/2001                $13,189                  $14,111           $11,378
  10/31/2001                $13,326                  $14,279           $11,340
  11/30/2001                $13,273                  $14,159           $11,321
  12/31/2001                $13,132                  $14,025           $11,276
   1/31/2002                $13,301                  $14,268           $11,302
   2/28/2002                $13,418                  $14,440           $11,347
   3/31/2002                $13,113                  $14,157           $11,410
   4/30/2002                $13,317                  $14,434           $11,474
   5/31/2002                $13,403                  $14,522           $11,474
   6/30/2002                $13,521                  $14,675           $11,481
   7/31/2002                $13,673                  $14,864           $11,493
   8/31/2002                $13,881                  $15,043           $11,532
   9/30/2002                $14,288                  $15,372           $11,551
  10/31/2002                $13,930                  $15,117           $11,570
  11/30/2002                $13,894                  $15,054           $11,570
  12/31/2002                $14,160                  $15,372           $11,544
   1/31/2003                $14,090                  $15,333           $11,595
   2/28/2003                $14,313                  $15,547           $11,685
   3/31/2003                $14,344                  $15,557           $11,755
   4/30/2003                $14,477                  $15,660           $11,729
   5/31/2003                $14,828                  $16,026           $11,710
   6/30/2003                $14,732                  $15,958           $11,723
   7/31/2003                $14,141                  $15,400           $11,736
   8/31/2003                $14,195                  $15,515           $11,780
   9/30/2003                $14,539                  $15,971           $11,819
  10/31/2003                $14,524                  $15,890           $11,806
  11/30/2003                $14,742                  $16,056           $11,774
  12/31/2003                $14,855                  $16,189           $11,761
   1/31/2004                $14,956                  $16,282           $11,819
   2/29/2004                $15,224                  $16,527           $11,883
   3/31/2004                $15,148                  $16,469           $11,959
   4/30/2004                $14,729                  $16,079           $11,997
   5/31/2004                $14,654                  $16,021           $12,068
   6/30/2004                $14,698                  $16,079           $12,106
   7/31/2004                $14,898                  $16,291           $12,087
   8/31/2004                $15,220                  $16,617           $12,093
   9/30/2004                $15,301                  $16,705           $12,119
  10/31/2004                $15,467                  $16,849           $12,183
  11/30/2004                $15,329                  $16,710           $12,189
  12/31/2004                $15,557                  $16,914           $12,144
   1/31/2005                $15,798                  $17,072           $12,170
   2/28/2005                $15,756                  $17,015           $12,240
   3/31/2005                $15,640                  $16,908           $12,336
   4/30/2005                $15,908                  $17,175           $12,419
   5/31/2005                $16,016                  $17,296           $12,406
   6/30/2005                $16,124                  $17,403           $12,412
   7/31/2005                $16,069                  $17,325           $12,470
   8/31/2005                $16,253                  $17,500           $12,534
   9/30/2005                $16,146                  $17,382           $12,687
  10/31/2005                $16,038                  $17,276           $12,712
  11/30/2005                $16,108                  $17,359           $12,610
  12/31/2005                $16,256                  $17,508           $12,559
   1/31/2006                $16,302                  $17,556           $12,655
   2/28/2006                $16,425                  $17,674           $12,680
   3/31/2006                $16,315                  $17,552           $12,750
   4/30/2006                $16,270                  $17,546           $12,859
   5/31/2006                $16,329                  $17,624           $12,923
   6/30/2006                $16,282                  $17,557           $12,948

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------------------------------------
CLASS A                                                                 6/30/06
-------------------------------------------------------------------------------
1-Year                                                                   -3.33%
-------------------------------------------------------------------------------
5-Year                                                                   +4.12%
-------------------------------------------------------------------------------
10-Year                                                                  +5.00%
-------------------------------------------------------------------------------

CLASS B (2/1/00-6/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        FRANKLIN
                  CALIFORNIA INSURED        LEHMAN BROTHERS
     DATE        TAX-FREE INCOME FUND    MUNICIPAL BOND INDEX 6       CPI 6
--------------------------------------------------------------------------------
  2/1/2000               $10,000                 $10,000             $10,000
 2/29/2000               $10,166                 $10,116             $10,059
 3/31/2000               $10,418                 $10,337             $10,142
 4/30/2000               $10,317                 $10,276             $10,148
 5/31/2000               $10,277                 $10,223             $10,160
 6/30/2000               $10,559                 $10,494             $10,213
 7/31/2000               $10,689                 $10,640             $10,237
 8/31/2000               $10,892                 $10,804             $10,237
 9/30/2000               $10,860                 $10,747             $10,290
10/31/2000               $10,946                 $10,865             $10,308
11/30/2000               $11,033                 $10,947             $10,314
12/31/2000               $11,294                 $11,217             $10,308
 1/31/2001               $11,353                 $11,328             $10,373
 2/28/2001               $11,377                 $11,364             $10,415
 3/31/2001               $11,473                 $11,466             $10,438
 4/30/2001               $11,301                 $11,342             $10,480
 5/31/2001               $11,417                 $11,464             $10,527
 6/30/2001               $11,440                 $11,541             $10,545
 7/31/2001               $11,613                 $11,712             $10,515
 8/31/2001               $11,872                 $11,905             $10,515
 9/30/2001               $11,828                 $11,865             $10,563
10/31/2001               $11,946                 $12,006             $10,527
11/30/2001               $11,893                 $11,905             $10,509
12/31/2001               $11,771                 $11,792             $10,468
 1/31/2002               $11,907                 $11,997             $10,492
 2/28/2002               $12,014                 $12,141             $10,533
 3/31/2002               $11,727                 $11,903             $10,592
 4/30/2002               $11,913                 $12,136             $10,652
 5/31/2002               $11,984                 $12,210             $10,652
 6/30/2002               $12,084                 $12,339             $10,658
 7/31/2002               $12,213                 $12,498             $10,669
 8/31/2002               $12,393                 $12,648             $10,705
 9/30/2002               $12,749                 $12,925             $10,723
10/31/2002               $12,426                 $12,711             $10,741
11/30/2002               $12,378                 $12,658             $10,741
12/31/2002               $12,618                 $12,925             $10,717
 1/31/2003               $12,550                 $12,892             $10,764
 2/28/2003               $12,742                 $13,072             $10,847
 3/31/2003               $12,763                 $13,080             $10,912
 4/30/2003               $12,876                 $13,167             $10,889
 5/31/2003               $13,191                 $13,475             $10,871
 6/30/2003               $13,090                 $13,418             $10,883
 7/31/2003               $12,561                 $12,948             $10,895
 8/31/2003               $12,603                 $13,045             $10,936
 9/30/2003               $12,901                 $13,428             $10,972
10/31/2003               $12,881                 $13,361             $10,960
11/30/2003               $13,067                 $13,500             $10,930
12/31/2003               $13,172                 $13,612             $10,918
 1/31/2004               $13,246                 $13,690             $10,972
 2/29/2004               $13,486                 $13,896             $11,031
 3/31/2004               $13,414                 $13,847             $11,102
 4/30/2004               $13,028                 $13,519             $11,137
 5/31/2004               $12,956                 $13,470             $11,203
 6/30/2004               $12,989                 $13,519             $11,238
 7/31/2004               $13,159                 $13,697             $11,220
 8/31/2004               $13,447                 $13,972             $11,226
 9/30/2004               $13,512                 $14,046             $11,250
10/31/2004               $13,641                 $14,167             $11,309
11/30/2004               $13,524                 $14,050             $11,315
12/31/2004               $13,718                 $14,221             $11,274
 1/31/2005               $13,923                 $14,354             $11,297
 2/28/2005               $13,880                 $14,307             $11,363
 3/31/2005               $13,771                 $14,216             $11,451
 4/30/2005               $14,000                 $14,441             $11,528
 5/31/2005               $14,088                 $14,543             $11,517
 6/30/2005               $14,176                 $14,633             $11,523
 7/31/2005               $14,122                 $14,567             $11,576
 8/31/2005               $14,277                 $14,714             $11,635
 9/30/2005               $14,177                 $14,615             $11,777
10/31/2005               $14,076                 $14,526             $11,801
11/30/2005               $14,131                 $14,596             $11,706
12/31/2005               $14,253                 $14,721             $11,659
 1/31/2006               $14,287                 $14,761             $11,748
 2/28/2006               $14,388                 $14,860             $11,771
 3/31/2006               $14,285                 $14,758             $11,836
 4/30/2006               $14,239                 $14,752             $11,937
 5/31/2006               $14,284                 $14,818             $11,996
 6/30/2006               $14,252                 $14,762             $12,020

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS B                                                                  6/30/06
--------------------------------------------------------------------------------
1-Year                                                                    -3.46%
--------------------------------------------------------------------------------
5-Year                                                                    +4.13%
--------------------------------------------------------------------------------
Since Inception (2/1/00)                                                  +5.68%
--------------------------------------------------------------------------------


                                                              Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS C                                                                 6/30/06
--------------------------------------------------------------------------------
1-Year                                                                   -0.57%
--------------------------------------------------------------------------------
5-Year                                                                   +4.46%
--------------------------------------------------------------------------------
10-Year                                                                  +4.88%
--------------------------------------------------------------------------------

CLASS C (7/1/96-6/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         FRANKLIN
                   CALIFORNIA INSURED       LEHMAN BROTHERS
      DATE        TAX-FREE INCOME FUND   MUNICIPAL BOND INDEX 6        CPI 6
--------------------------------------------------------------------------------
    7/1/1996              $10,000               $10,000               $10,000
    7/31/1996             $10,089               $10,090               $10,019
    8/31/1996             $10,113               $10,088               $10,038
    9/30/1996             $10,246               $10,229               $10,070
   10/31/1996             $10,338               $10,345               $10,102
   11/30/1996             $10,498               $10,534               $10,121
   12/31/1996             $10,447               $10,490               $10,121
    1/31/1997             $10,438               $10,510               $10,153
    2/28/1997             $10,531               $10,606               $10,185
    3/31/1997             $10,393               $10,465               $10,211
    4/30/1997             $10,469               $10,552               $10,223
    5/31/1997             $10,606               $10,711               $10,217
    6/30/1997             $10,683               $10,825               $10,230
    7/31/1997             $10,970               $11,125               $10,243
    8/31/1997             $10,873               $11,021               $10,262
    9/30/1997             $10,986               $11,152               $10,287
   10/31/1997             $11,045               $11,223               $10,313
   11/30/1997             $11,113               $11,289               $10,306
   12/31/1997             $11,249               $11,454               $10,294
    1/31/1998             $11,363               $11,572               $10,313
    2/28/1998             $11,360               $11,576               $10,332
    3/31/1998             $11,366               $11,586               $10,351
    4/30/1998             $11,318               $11,534               $10,370
    5/31/1998             $11,470               $11,716               $10,389
    6/30/1998             $11,522               $11,762               $10,402
    7/31/1998             $11,528               $11,792               $10,415
    8/31/1998             $11,682               $11,974               $10,428
    9/30/1998             $11,865               $12,123               $10,440
   10/31/1998             $11,862               $12,123               $10,466
   11/30/1998             $11,916               $12,166               $10,466
   12/31/1998             $11,909               $12,196               $10,459
    1/31/1999             $12,010               $12,341               $10,485
    2/28/1999             $11,996               $12,287               $10,498
    3/31/1999             $12,020               $12,304               $10,530
    4/30/1999             $12,015               $12,335               $10,606
    5/31/1999             $11,952               $12,264               $10,606
    6/30/1999             $11,765               $12,087               $10,606
    7/31/1999             $11,769               $12,131               $10,638
    8/31/1999             $11,609               $12,034               $10,664
    9/30/1999             $11,614               $12,039               $10,715
   10/31/1999             $11,434               $11,908               $10,734
   11/30/1999             $11,517               $12,035               $10,740
   12/31/1999             $11,425               $11,945               $10,740
    1/31/2000             $11,321               $11,893               $10,772
    2/29/2000             $11,515               $12,032               $10,836
    3/31/2000             $11,799               $12,294               $10,925
    4/30/2000             $11,695               $12,222               $10,932
    5/31/2000             $11,640               $12,158               $10,944
    6/30/2000             $11,958               $12,480               $11,002
    7/31/2000             $12,105               $12,654               $11,027
    8/31/2000             $12,333               $12,849               $11,027
    9/30/2000             $12,297               $12,782               $11,085
   10/31/2000             $12,395               $12,922               $11,104
   11/30/2000             $12,482               $13,020               $11,110
   12/31/2000             $12,776               $13,341               $11,104
    1/31/2001             $12,854               $13,473               $11,174
    2/28/2001             $12,881               $13,516               $11,219
    3/31/2001             $12,989               $13,637               $11,244
    4/30/2001             $12,785               $13,489               $11,289
    5/31/2001             $12,915               $13,635               $11,340
    6/30/2001             $12,941               $13,726               $11,359
    7/31/2001             $13,136               $13,929               $11,327
    8/31/2001             $13,427               $14,159               $11,327
    9/30/2001             $13,378               $14,111               $11,378
   10/31/2001             $13,510               $14,279               $11,340
   11/30/2001             $13,450               $14,159               $11,321
   12/31/2001             $13,302               $14,025               $11,276
    1/31/2002             $13,466               $14,268               $11,302
    2/28/2002             $13,576               $14,440               $11,347
    3/31/2002             $13,263               $14,157               $11,410
    4/30/2002             $13,462               $14,434               $11,474
    5/31/2002             $13,553               $14,522               $11,474
    6/30/2002             $13,654               $14,675               $11,481
    7/31/2002             $13,800               $14,864               $11,493
    8/31/2002             $14,014               $15,043               $11,532
    9/30/2002             $14,426               $15,372               $11,551
   10/31/2002             $14,051               $15,117               $11,570
   11/30/2002             $13,997               $15,054               $11,570
   12/31/2002             $14,268               $15,372               $11,544
    1/31/2003             $14,191               $15,333               $11,595
    2/28/2003             $14,407               $15,547               $11,685
    3/31/2003             $14,431               $15,557               $11,755
    4/30/2003             $14,558               $15,660               $11,729
    5/31/2003             $14,912               $16,026               $11,710
    6/30/2003             $14,798               $15,958               $11,723
    7/31/2003             $14,203               $15,400               $11,736
    8/31/2003             $14,249               $15,515               $11,780
    9/30/2003             $14,585               $15,971               $11,819
   10/31/2003             $14,563               $15,890               $11,806
   11/30/2003             $14,772               $16,056               $11,774
   12/31/2003             $14,890               $16,189               $11,761
    1/31/2004             $14,973               $16,282               $11,819
    2/29/2004             $15,244               $16,527               $11,883
    3/31/2004             $15,162               $16,469               $11,959
    4/30/2004             $14,727               $16,079               $11,997
    5/31/2004             $14,646               $16,021               $12,068
    6/30/2004             $14,683               $16,079               $12,106
    7/31/2004             $14,886               $16,291               $12,087
    8/31/2004             $15,197               $16,617               $12,093
    9/30/2004             $15,271               $16,705               $12,119
   10/31/2004             $15,428               $16,849               $12,183
   11/30/2004             $15,285               $16,710               $12,189
   12/31/2004             $15,503               $16,914               $12,144
    1/31/2005             $15,746               $17,072               $12,170
    2/28/2005             $15,685               $17,015               $12,240
    3/31/2005             $15,563               $16,908               $12,336
    4/30/2005             $15,833               $17,175               $12,419
    5/31/2005             $15,931               $17,296               $12,406
    6/30/2005             $16,031               $17,403               $12,412
    7/31/2005             $15,969               $17,325               $12,470
    8/31/2005             $16,143               $17,500               $12,534
    9/30/2005             $16,031               $17,382               $12,687
   10/31/2005             $15,917               $17,276               $12,712
   11/30/2005             $15,979               $17,359               $12,610
   12/31/2005             $16,117               $17,508               $12,559
    1/31/2006             $16,142               $17,556               $12,655
    2/28/2006             $16,268               $17,674               $12,680
    3/31/2006             $16,140               $17,552               $12,750
    4/30/2006             $16,101               $17,546               $12,859
    5/31/2006             $16,138               $17,624               $12,923
    6/30/2006             $16,098               $17,557               $12,948

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 6/30/06.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/06.

6. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


16 | Annual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND

EXPENSES WILL DIFFER FROM THOSE IN THIS ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 1/1/06         VALUE 6/30/06    PERIOD* 1/1/06-6/30/06
-----------------------------------------------------------------------------------------------------------
Actual                                           $1,000               $1,001.50              $3.03
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,021.77              $3.06
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Actual                                           $1,000                $998.70               $5.75
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,019.04              $5.81
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                           $1,000                $998.70               $5.75
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,019.04              $5.81
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.61%; B: 1.16%; and C: 1.16%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


18 | Annual Report

Franklin California Intermediate-Term Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin California Intermediate-Term Tax-Free Income Fund
6/30/06

--------------------------------------------------------------------------------
                                                                % OF TOTAL
RATINGS                                                  LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                               56.0%
--------------------------------------------------------------------------------
AA                                                                 7.4%
--------------------------------------------------------------------------------
A                                                                 15.6%
--------------------------------------------------------------------------------
BBB                                                                7.4%
--------------------------------------------------------------------------------
Below Investment Grade                                             0.6%
--------------------------------------------------------------------------------
Not Rated by S&P                                                  13.0%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                  MOODY'S       FITCH       INTERNAL
AAA or Aaa                   1.6%         --            0.8%
A                            0.5%         --            2.8%
BBB or Baa                   1.6%        0.3%           5.4%
------------------------------------------------------------
Total                        3.7%        0.3%           9.0%

--------------------------------------------------------------------------------

This annual report for Franklin California Intermediate-Term Tax-Free Income Fund covers the fiscal year ended June 30, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.68 on June 30, 2005, to $11.30 on June 30, 2006. The Fund's Class A shares

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 54.


                                                              Annual Report | 19

PORTFOLIO BREAKDOWN
Franklin California Intermediate-Term
Tax-Free Income Fund
6/30/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         24.5%
--------------------------------------------------------------------------------
Tax-Supported                                                              18.7%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     15.3%
--------------------------------------------------------------------------------
Utilities                                                                  11.1%
--------------------------------------------------------------------------------
Prerefunded                                                                10.0%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        7.9%
--------------------------------------------------------------------------------
Transportation                                                              5.8%
--------------------------------------------------------------------------------
Higher Education                                                            2.4%
--------------------------------------------------------------------------------
Other Revenue                                                               2.2%
--------------------------------------------------------------------------------
Housing                                                                     2.1%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

DIVIDEND DISTRIBUTIONS 2
Franklin California Intermediate-Term Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                         DIVIDEND PER SHARE
                                                   -----------------------------
MONTH                                                CLASS A          CLASS C
--------------------------------------------------------------------------------
July                                                3.53 cents       2.99 cents
--------------------------------------------------------------------------------
August                                              3.53 cents       2.99 cents
--------------------------------------------------------------------------------
September                                           3.53 cents       2.99 cents
--------------------------------------------------------------------------------
October                                             3.53 cents       2.99 cents
--------------------------------------------------------------------------------
November                                            3.53 cents       2.99 cents
--------------------------------------------------------------------------------
December                                            3.53 cents       3.01 cents
--------------------------------------------------------------------------------
January                                             3.53 cents       3.01 cents
--------------------------------------------------------------------------------
February                                            3.53 cents       3.01 cents
--------------------------------------------------------------------------------
March                                               3.57 cents       3.04 cents
--------------------------------------------------------------------------------
April                                               3.57 cents       3.04 cents
--------------------------------------------------------------------------------
May                                                 3.57 cents       3.04 cents
--------------------------------------------------------------------------------
June                                                3.57 cents       3.04 cents
================================================================================
TOTAL                                              42.52 CENTS      36.14 CENTS
--------------------------------------------------------------------------------

paid dividends totaling 42.52 cents per share for the same period.2 The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.71%, based on an annualization of the current 3.57 cent per share dividend and the maximum offering price of $11.56 on June 30, 2006. An investor in the 2006 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 6.29% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


20 | Annual Report
provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distributions.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in a portfolio of bonds that maintain an average weighted maturity of 3 to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 21

Performance Summary as of 6/30/06

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

---------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKCIX)                               CHANGE        6/30/06           6/30/05
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.38         $11.30            $11.68
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (JULY 2005-JUNE 2006)
---------------------------------------------------------------------------------------------
Dividend Income                       $0.4252
---------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCCIX)                               CHANGE        6/30/06           6/30/05
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.38         $11.32            $11.70
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (JULY 2005-JUNE 2006)
---------------------------------------------------------------------------------------------
Dividend Income                       $0.3614
---------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------
CLASS A 1                                            1-YEAR      5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 2                            +0.37%      +21.72%        +58.64%
---------------------------------------------------------------------------------------------
Average Annual Total Return 3                        -1.89%      +3.54%         +4.49%
---------------------------------------------------------------------------------------------
  Distribution Rate 4                      3.71%
---------------------------------------------------------------------------------------------
  Taxable Equivalent Distribution Rate 5   6.29%
---------------------------------------------------------------------------------------------
  30-Day Standardized Yield(6)             3.51%
---------------------------------------------------------------------------------------------
  Taxable Equivalent Yield 5               5.95%
CLASS C                                              1-YEAR      3-YEAR    INCEPTION (7/1/03)
---------------------------------------------------------------------------------------------
Cumulative Total Return 2                            -0.18%      +6.08%         +6.09%
---------------------------------------------------------------------------------------------
Average Annual Total Return 3                        -1.14%      +1.99%         +1.99%
---------------------------------------------------------------------------------------------
  Distribution Rate 4                      3.22%
---------------------------------------------------------------------------------------------
  Taxable Equivalent Distribution Rate 5   5.46%
---------------------------------------------------------------------------------------------
  30-Day Standardized Yield(6)             3.04%
---------------------------------------------------------------------------------------------
  Taxable Equivalent Yield 5               5.16%
---------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


22 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (7/1/96-6/30/06) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    FRANKLIN CALIFORNIA          LEHMAN BROTHERS
                    INTERMEDIATE-TERM        MUNICIPAL BOND INDEX:
      DATE         TAX-FREE INCOME FUND        10-YEAR COMPONENT 7     CPI 7
--------------------------------------------------------------------------------
    7/1/1996               $9,771                    $10,000         $10,000
   7/31/1996               $9,848                    $10,096         $10,019
   8/31/1996               $9,851                    $10,096         $10,038
   9/30/1996               $9,947                    $10,200         $10,070
  10/31/1996              $10,053                    $10,329         $10,102
  11/30/1996              $10,225                    $10,538         $10,121
  12/31/1996              $10,191                    $10,490         $10,121
   1/31/1997              $10,223                    $10,532         $10,153
   2/28/1997              $10,293                    $10,631         $10,185
   3/31/1997              $10,202                    $10,489         $10,211
   4/30/1997              $10,282                    $10,566         $10,223
   5/31/1997              $10,419                    $10,715         $10,217
   6/30/1997              $10,509                    $10,834         $10,230
   7/31/1997              $10,763                    $11,138         $10,243
   8/31/1997              $10,699                    $11,030         $10,262
   9/30/1997              $10,800                    $11,170         $10,287
  10/31/1997              $10,862                    $11,229         $10,313
  11/30/1997              $10,915                    $11,281         $10,306
  12/31/1997              $11,037                    $11,459         $10,294
   1/31/1998              $11,149                    $11,586         $10,313
   2/28/1998              $11,162                    $11,585         $10,332
   3/31/1998              $11,166                    $11,578         $10,351
   4/30/1998              $11,140                    $11,514         $10,370
   5/31/1998              $11,294                    $11,710         $10,389
   6/30/1998              $11,329                    $11,753         $10,402
   7/31/1998              $11,373                    $11,771         $10,415
   8/31/1998              $11,529                    $11,976         $10,428
   9/30/1998              $11,685                    $12,154         $10,440
  10/31/1998              $11,698                    $12,159         $10,466
  11/30/1998              $11,732                    $12,196         $10,466
  12/31/1998              $11,755                    $12,234         $10,459
   1/31/1999              $11,882                    $12,421         $10,485
   2/28/1999              $11,844                    $12,310         $10,498
   3/31/1999              $11,867                    $12,303         $10,530
   4/30/1999              $11,879                    $12,336         $10,606
   5/31/1999              $11,797                    $12,250         $10,606
   6/30/1999              $11,621                    $12,022         $10,606
   7/31/1999              $11,696                    $12,103         $10,638
   8/31/1999              $11,656                    $12,058         $10,664
   9/30/1999              $11,702                    $12,099         $10,715
  10/31/1999              $11,599                    $12,013         $10,734
  11/30/1999              $11,698                    $12,145         $10,740
  12/31/1999              $11,583                    $12,081         $10,740
   1/31/2000              $11,597                    $12,032         $10,772
   2/29/2000              $11,688                    $12,127         $10,836
   3/31/2000              $11,899                    $12,362         $10,925
   4/30/2000              $11,826                    $12,300         $10,932
   5/31/2000              $11,819                    $12,227         $10,944
   6/30/2000              $12,077                    $12,560         $11,002
   7/31/2000              $12,224                    $12,733         $11,027
   8/31/2000              $12,428                    $12,931         $11,027
   9/30/2000              $12,410                    $12,871         $11,085
  10/31/2000              $12,481                    $13,003         $11,104
  11/30/2000              $12,530                    $13,074         $11,110
  12/31/2000              $12,726                    $13,381         $11,104
   1/31/2001              $12,877                    $13,554         $11,174
   2/28/2001              $12,915                    $13,577         $11,219
   3/31/2001              $12,964                    $13,692         $11,244
   4/30/2001              $12,819                    $13,523         $11,289
   5/31/2001              $12,972                    $13,670         $11,340
   6/30/2001              $13,033                    $13,752         $11,359
   7/31/2001              $13,187                    $13,940         $11,327
   8/31/2001              $13,412                    $14,178         $11,327
   9/30/2001              $13,392                    $14,158         $11,378
  10/31/2001              $13,524                    $14,333         $11,340
  11/30/2001              $13,422                    $14,149         $11,321
  12/31/2001              $13,292                    $13,999         $11,276
   1/31/2002              $13,505                    $14,263         $11,302
   2/28/2002              $13,648                    $14,467         $11,347
   3/31/2002              $13,334                    $14,169         $11,410
   4/30/2002              $13,594                    $14,498         $11,474
   5/31/2002              $13,698                    $14,566         $11,474
   6/30/2002              $13,791                    $14,747         $11,481
   7/31/2002              $13,945                    $14,943         $11,493
   8/31/2002              $14,135                    $15,138         $11,532
   9/30/2002              $14,424                    $15,499         $11,551
  10/31/2002              $14,091                    $15,218         $11,570
  11/30/2002              $14,050                    $15,093         $11,570
  12/31/2002              $14,317                    $15,423         $11,544
   1/31/2003              $14,214                    $15,341         $11,595
   2/28/2003              $14,434                    $15,606         $11,685
   3/31/2003              $14,430                    $15,613         $11,755
   4/30/2003              $14,526                    $15,730         $11,729
   5/31/2003              $14,847                    $16,180         $11,710
   6/30/2003              $14,743                    $16,103         $11,723
   7/31/2003              $14,210                    $15,427         $11,736
   8/31/2003              $14,332                    $15,559         $11,780
   9/30/2003              $14,720                    $16,083         $11,819
  10/31/2003              $14,639                    $15,960         $11,806
  11/30/2003              $14,762                    $16,132         $11,774
  12/31/2003              $14,885                    $16,302         $11,761
   1/31/2004              $14,957                    $16,371         $11,819
   2/29/2004              $15,222                    $16,659         $11,883
   3/31/2004              $15,153                    $16,564         $11,959
   4/30/2004              $14,799                    $16,107         $11,997
   5/31/2004              $14,730                    $16,116         $12,068
   6/30/2004              $14,816                    $16,170         $12,106
   7/31/2004              $14,980                    $16,391         $12,087
   8/31/2004              $15,263                    $16,750         $12,093
   9/30/2004              $15,336                    $16,839         $12,119
  10/31/2004              $15,450                    $16,973         $12,183
  11/30/2004              $15,312                    $16,781         $12,189
  12/31/2004              $15,478                    $16,978         $12,144
   1/31/2005              $15,605                    $17,122         $12,170
   2/28/2005              $15,518                    $17,014         $12,240
   3/31/2005              $15,392                    $16,865         $12,336
   4/30/2005              $15,654                    $17,192         $12,419
   5/31/2005              $15,715                    $17,308         $12,406
   6/30/2005              $15,803                    $17,408         $12,412
   7/31/2005              $15,715                    $17,259         $12,470
   8/31/2005              $15,858                    $17,469         $12,534
   9/30/2005              $15,770                    $17,311         $12,687
  10/31/2005              $15,668                    $17,179         $12,712
  11/30/2005              $15,744                    $17,286         $12,610
  12/31/2005              $15,861                    $17,444         $12,559
   1/31/2006              $15,911                    $17,501         $12,655
   2/28/2006              $15,987                    $17,604         $12,680
   3/31/2006              $15,870                    $17,424         $12,750
   4/30/2006              $15,850                    $17,393         $12,859
   5/31/2006              $15,914                    $17,512         $12,923
   6/30/2006              $15,509                    $17,434         $12,948

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A 1                                                               6/30/06
--------------------------------------------------------------------------------
1-Year                                                                   -1.89%
--------------------------------------------------------------------------------
5-Year                                                                   +3.54%
--------------------------------------------------------------------------------
10-Year                                                                  +4.49%
--------------------------------------------------------------------------------

CLASS C (7/1/03-6/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    FRANKLIN CALIFORNIA          LEHMAN BROTHERS
                    INTERMEDIATE-TERM        MUNICIPAL BOND INDEX:
      DATE         TAX-FREE INCOME FUND        10-YEAR COMPONENT 7        CPI 7
--------------------------------------------------------------------------------
   7/1/2003                $10,000                   $10,000            $10,000
   7/31/2003                $9,641                    $9,580            $10,011
   8/31/2003                $9,719                    $9,662            $10,049
   9/30/2003                $9,977                    $9,988            $10,082
  10/31/2003                $9,918                    $9,911            $10,071
  11/30/2003               $10,005                   $10,018            $10,044
  12/31/2003               $10,084                   $10,124            $10,033
   1/31/2004               $10,128                   $10,167            $10,082
   2/29/2004               $10,302                   $10,345            $10,136
   3/31/2004               $10,242                   $10,286            $10,201
   4/30/2004                $9,998                   $10,002            $10,234
   5/31/2004                $9,956                   $10,008            $10,294
   6/30/2004               $10,000                   $10,042            $10,327
   7/31/2004               $10,106                   $10,179            $10,310
   8/31/2004               $10,300                   $10,402            $10,316
   9/30/2004               $10,345                   $10,457            $10,338
  10/31/2004               $10,417                   $10,541            $10,392
  11/30/2004               $10,320                   $10,421            $10,397
  12/31/2004               $10,426                   $10,544            $10,359
   1/31/2005               $10,507                   $10,633            $10,381
   2/28/2005               $10,444                   $10,566            $10,441
   3/31/2005               $10,354                   $10,474            $10,523
   4/30/2005               $10,525                   $10,676            $10,593
   5/31/2005               $10,561                   $10,748            $10,582
   6/30/2005               $10,615                   $10,810            $10,588
   7/31/2005               $10,551                   $10,718            $10,637
   8/31/2005               $10,642                   $10,848            $10,691
   9/30/2005               $10,578                   $10,750            $10,822
  10/31/2005               $10,505                   $10,669            $10,844
  11/30/2005               $10,551                   $10,735            $10,757
  12/31/2005               $10,624                   $10,833            $10,713
   1/31/2006               $10,653                   $10,868            $10,795
   2/28/2006               $10,699                   $10,933            $10,817
   3/31/2006               $10,616                   $10,820            $10,876
   4/30/2006               $10,598                   $10,801            $10,969
   5/31/2006               $10,645                   $10,875            $11,023
   6/30/2006               $10,609                   $10,826            $11,045

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------------------------------------
CLASS C                                                                6/30/06
-------------------------------------------------------------------------------
1-Year                                                                   -1.14%
-------------------------------------------------------------------------------
3-Year                                                                   +1.99%
-------------------------------------------------------------------------------
Since Inception (7/1/03)                                                 +1.99%
-------------------------------------------------------------------------------


                                                              Annual Report | 23

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 6/30/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/06.

7.    Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond
      Index: 10-Year Component is the 10-year (8-12) component of the

Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


24 | Annual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 1/1/06         VALUE 6/30/06    PERIOD* 1/1/06-6/30/06
----------------------------------------------------------------------------------------------------------
Actual                                            $1,000              $1,000.10              $3.27
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000              $1,021.52              $3.31
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                            $1,000              $  997.40              $5.84
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000              $1,018.84              $5.91
----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.66% and C: 1.18%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


26 | Annual Report

Franklin California Limited-Term Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital, by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of five years or less.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin California Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 6/30/06**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE GRAPH IN THE PRINTED MATERIAL.]

AAA .......................... 54.8%
AA ...........................  6.9%
A ............................ 26.2%
Not Rated by S&P ............. 12.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. NR

**    Does not include short-term investments and other net assets.

RATINGS                            MOODY'S       INTERNAL
AAA or Aaa                            1.3%           6.6%
AA or Aa                              4.2%            --
---------------------------------------------------------
Total                                 5.5%           6.6%

--------------------------------------------------------------------------------

This annual report for Franklin California Limited-Term Tax-Free Income Fund covers the fiscal year ended June 30, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $9.94 on June 30, 2005, to $9.80 on June 30, 2006. The Fund's Class A shares

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 63.

                                                              Annual Report | 27

PORTFOLIO BREAKDOWN
Franklin California Limited-Term
Tax-Free Income Fund
6/30/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         22.9%
--------------------------------------------------------------------------------
Utilities                                                                  21.4%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     15.4%
--------------------------------------------------------------------------------
Tax-Supported                                                              12.7%
--------------------------------------------------------------------------------
Higher Education                                                           12.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        8.1%
--------------------------------------------------------------------------------
Other Revenue                                                               4.1%
--------------------------------------------------------------------------------
Transportation                                                              3.2%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

DIVIDEND DISTRIBUTIONS 2
Franklin California Limited-Term
Tax-Free Income Fund - Class A

--------------------------------------------------------------------------------
MONTH                                                         DIVIDEND PER SHARE
--------------------------------------------------------------------------------
July                                                                  1.67 cents
--------------------------------------------------------------------------------
August                                                                1.67 cents
--------------------------------------------------------------------------------
September                                                             1.67 cents
--------------------------------------------------------------------------------
October                                                               1.67 cents
--------------------------------------------------------------------------------
November                                                              1.67 cents
--------------------------------------------------------------------------------
December                                                              1.67 cents
--------------------------------------------------------------------------------
January                                                               1.67 cents
--------------------------------------------------------------------------------
February                                                              1.67 cents
--------------------------------------------------------------------------------
March                                                                 1.85 cents
--------------------------------------------------------------------------------
April                                                                 1.85 cents
--------------------------------------------------------------------------------
May                                                                   2.08 cents
--------------------------------------------------------------------------------
June                                                                  2.08 cents
================================================================================
TOTAL                                                                21.22 CENTS
--------------------------------------------------------------------------------

paid dividends totaling 21.22 cents per share for the same period.2 The Performance Summary beginning on page 29 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.61%. An investor in the 2006 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 4.43% from a taxable investment to match the Fund's Class A tax-free distribution rate.

INVESTMENT STRATEGY

We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to two-year range in an effort to take advantage of rising yields. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your participation in Franklin California Limited-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


28 | Annual Report

Performance Summary as of 6/30/06

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FCALX)                                         CHANGE             6/30/06        6/30/05
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.14               $9.80          $9.94
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (JULY 2005-JUNE 2006)
----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.2122
----------------------------------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURN INCLUDES THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------
CLASS A                                                                    1-YEAR       INCEPTION (9/2/03)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                                  +0.74%              +2.68%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                              -1.54%              +0.13%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                           2.61%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5        4.43%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                   2.88%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                    4.89%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 29

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------------------------------------
CLASS A                                                                 6/30/06
-------------------------------------------------------------------------------
1-Year                                                                   -1.54%
-------------------------------------------------------------------------------
Since Inception (9/2/03)                                                 +0.13%
-------------------------------------------------------------------------------

CLASS A (9/2/03-6/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  FRANKLIN CALIFORNIA        LEHMAN BROTHERS
                      LIMITED-TERM         MUNICIPAL BOND INDEX:
     DATE        TAX-FREE INCOME FUND       5-YEAR COMPONENT 7          CPI 7
--------------------------------------------------------------------------------
      9/2/2003          $9,775                   $10,000              $10,000
     9/30/2003          $9,873                   $10,253              $10,033
    10/31/2003          $9,814                   $10,186              $10,022
    11/30/2003          $9,824                   $10,227              $9,995
    12/31/2003          $9,844                   $10,267              $9,984
     1/31/2004          $9,873                   $10,316              $10,033
     2/29/2004          $9,942                   $10,442              $10,087
     3/31/2004          $9,914                   $10,398              $10,152
     4/30/2004          $9,807                   $10,190              $10,184
     5/31/2004          $9,750                   $10,137              $10,244
     6/30/2004          $9,781                   $10,175              $10,276
     7/31/2004          $9,842                   $10,269              $10,260
     8/31/2004          $9,913                   $10,449              $10,265
     9/30/2004          $9,905                   $10,463              $10,287
    10/31/2004          $9,926                   $10,521              $10,341
    11/30/2004          $9,888                   $10,452              $10,347
    12/31/2004          $9,920                   $10,547              $10,309
     1/31/2005          $9,922                   $10,544              $10,330
     2/28/2005          $9,895                   $10,492              $10,390
     3/31/2005          $9,877                   $10,425              $10,471
     4/30/2005          $9,909                   $10,546              $10,542
     5/31/2005          $9,922                   $10,576              $10,531
     6/30/2005          $9,955                   $10,625              $10,536
     7/31/2005          $9,942                   $10,567              $10,585
     8/31/2005          $9,959                   $10,634              $10,639
     9/30/2005          $9,976                   $10,615              $10,769
    10/31/2005          $9,962                   $10,570              $10,791
    11/30/2005          $9,949                   $10,595              $10,704
    12/31/2005          $9,976                   $10,647              $10,661
     1/31/2006          $9,993                   $10,671              $10,742
     2/28/2006          $10,000                  $10,691              $10,764
     3/31/2006          $9,988                   $10,649              $10,823
     4/30/2006          $10,007                  $10,672              $10,915
     5/31/2006          $10,028                  $10,709              $10,970
     6/30/2006          $10,037                  $10,659              $10,991


30 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 2.22%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. Distribution rate is based on an annualization of the current 2.18 cent per share monthly dividend and the maximum offering price of $10.03 per share on 6/30/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/06.

7.    Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond
      Index: 5-Year Component is the 5-year (4-6) component of the Municipal

Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 31

Your Fund's Expenses

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


32 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 1/1/06        VALUE 6/30/06    PERIOD* 1/1/06-6/30/06
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,005.40               $2.49
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,022.32               $2.51
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 33

Franklin California Tax-Exempt Money Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Exempt Money Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital and liquidity. 1 The Fund's portfolio invests at least 80% of its total assets in short-term municipal debt securities issued in California. The Fund tries to maintain a stable $1.00 share price.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Tax-Exempt Money Fund's annual report for the fiscal year ended June 30, 2006.

PERFORMANCE OVERVIEW

With rising short-term interest rates, money market portfolio yields climbed during the period. Largely as a result, Franklin California Tax-Exempt Money Fund's seven-day effective yield rose from 1.79% at the beginning of the period to 3.20% on June 30, 2006.

INVESTMENT STRATEGY

We invest predominantly in high quality, short-term municipal securities whose interest is free from federal and California state personal income tax. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that a portion of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 66.


34 | Annual Report

MANAGER'S DISCUSSION

Short-term municipal bond yields increased during the reporting period, reflecting the Federal Reserve Board's eight consecutive increases to the federal funds target rate. The Bond Market Association Municipal Swap Index, a benchmark for variable rate securities, which make up a large portion of Franklin California Tax-Exempt Money Fund, averaged a rate of 3.00% for the period under review. 2

The Fund participated in several new issues during the period under review including the California School Cash Reserves Program notes, Los Angeles County tax and revenue anticipation notes, and the California State University tax-exempt commercial paper program.

Thank you for your continued participation in Franklin California Tax-Exempt Money Fund. We look forward to serving your future investment needs.

2. Source: Thomson Financial. The Bond Market Association Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PERFORMANCE SUMMARY
Franklin California Tax-Exempt Money Fund
Symbol: FCLXX
6/30/06

--------------------------------------------------------------------------------
Seven-day effective yield 1                                                3.20%
--------------------------------------------------------------------------------
Seven-day annualized yield                                                 3.16%
--------------------------------------------------------------------------------
Taxable equivalent yield 2                                                 5.35%
--------------------------------------------------------------------------------

1.    Seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the published rates as of 6/22/06 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

Annualized and effective yields are for the seven-day period ended 6/30/06. The Fund's average weighted maturity was 58 days. Yield reflects Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin California Tax-Exempt Money Fund
6/30/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Variable Rate Notes                                                        73.0%
--------------------------------------------------------------------------------
Notes and Bonds                                                            19.8%
--------------------------------------------------------------------------------
Tax-Exempt Commercial Paper                                                 5.8%
--------------------------------------------------------------------------------
Put or Option Tender Bonds                                                  1.4%
--------------------------------------------------------------------------------


                                                              Annual Report | 35

Your Fund's Expenses

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


36 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 1/1/06         VALUE 6/30/06    PERIOD* 1/1/06-6/30/06
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,013.10               $2.75
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,022.07               $2.76
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 37

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                           -----------------------------------------------------------------------
                                                                                         YEAR ENDED JUNE 30,
CLASS A                                                          2006          2005            2004            2003           2002
                                                           -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $    12.85    $    12.24      $    12.83      $    12.32     $    12.17
                                                           -----------------------------------------------------------------------
Income from investment operations: a

 Net investment income b ..............................          0.55          0.55            0.56            0.57           0.59

 Net realized and unrealized gains (losses) ...........         (0.43)         0.62           (0.59)           0.51           0.15
                                                           -----------------------------------------------------------------------
Total from investment operations ......................          0.12          1.17           (0.03)           1.08           0.74
                                                           -----------------------------------------------------------------------
Less distributions from net investment income .........         (0.54)        (0.56)          (0.56)          (0.57)         (0.59)
                                                           -----------------------------------------------------------------------
Redemption fees .......................................            -- d          -- d            --              --             --
                                                           -----------------------------------------------------------------------
Net asset value, end of year ..........................    $    12.43    $    12.85      $    12.24      $    12.83     $    12.32
                                                           =======================================================================

Total return c ........................................          0.96%         9.70%          (0.22)%          8.97%          6.15%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................    $1,751,279    $1,780,642      $1,698,669      $1,912,784     $1,789,914

Ratios to average net assets:

 Expenses .............................................          0.61%         0.61%           0.61%           0.61%          0.61%

 Net investment income ................................          4.34%         4.38%           4.51%           4.50%          4.74%

Portfolio turnover rate ...............................          5.75%         3.87%          12.21%           9.79%         16.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount is less than $0.01 per share.


38 | See notes to financial statements. | Annual Report

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                               -------------------------------------------------------------------
                                                                                          YEAR ENDED JUNE 30,
CLASS B                                                           2006           2005           2004           2003           2002
                                                               -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................   $ 12.91        $ 12.29        $ 12.88        $ 12.37        $ 12.21
                                                               -------------------------------------------------------------------
Income from investment operations: a

 Net investment income b ...................................      0.48           0.49           0.50           0.50           0.53

 Net realized and unrealized gains (losses) ................     (0.43)          0.62          (0.60)          0.51           0.15
                                                               -------------------------------------------------------------------
Total from investment operations ...........................      0.05           1.11          (0.10)          1.01           0.68
                                                               -------------------------------------------------------------------
Less distributions from net investment income ..............     (0.47)         (0.49)         (0.49)         (0.50)         (0.52)
                                                               -------------------------------------------------------------------
Redemption fees ............................................        -- d           -- d           --             --             --
                                                               -------------------------------------------------------------------
Net asset value, end of year ...............................   $ 12.49        $ 12.91        $ 12.29        $ 12.88        $ 12.37
                                                               ===================================================================

Total return c .............................................      0.41%          9.15%         (0.77)%         8.34%          5.62%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................   $68,922        $78,038        $77,169        $85,698        $56,303

Ratios to average net assets:

 Expenses ..................................................      1.16%          1.16%          1.16%          1.16%          1.16%

 Net investment income .....................................      3.79%          3.83%          3.96%          3.95%          4.20%

Portfolio turnover rate ....................................      5.75%          3.87%         12.21%          9.79%         16.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 39

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                          ------------------------------------------------------------------------
                                                                                       YEAR ENDED JUNE 30,
CLASS C                                                       2006            2005            2004            2003            2002
                                                          ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................   $  12.97        $  12.34        $  12.93        $  12.41        $  12.26
                                                          ------------------------------------------------------------------------
Income from investment operations: a

 Net investment income b ..............................       0.48            0.49            0.50            0.50            0.53

 Net realized and unrealized gains (losses) ...........      (0.43)           0.63           (0.60)           0.52            0.14
                                                          ------------------------------------------------------------------------
Total from investment operations ......................       0.05            1.12           (0.10)           1.02            0.67
                                                          ------------------------------------------------------------------------
Less distributions from net investment income .........      (0.47)          (0.49)          (0.49)          (0.50)          (0.52)
                                                          ------------------------------------------------------------------------
Redemption fees .......................................         -- d            -- d            --              --              --
                                                          ------------------------------------------------------------------------
Net asset value, end of year ..........................   $  12.55        $  12.97        $  12.34        $  12.93        $  12.41
                                                          ========================================================================

Total returnc .........................................       0.40%           9.19%          (0.78)%          8.39%           5.51%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $133,560        $129,156        $120,610        $136,674        $108,802

Ratios to average net assets:

 Expenses .............................................       1.16%           1.16%           1.16%           1.16%           1.16%

 Net investment income ................................       3.79%           3.83%           3.96%           3.95%           4.19%

Portfolio turnover rate ...............................       5.75%           3.87%          12.21%           9.79%          16.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount is less than $0.01 per share.


40 | See notes to financial statements. | Annual Report

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2006

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.8%
MUNICIPAL BONDS 98.8%
CALIFORNIA 98.8%
ABAG Finance Authority for Nonprofit Corps. COP,
   Lincoln Child Center Inc., California Mortgage Insured, 6.125%, 11/01/24 ....................       $ 2,055,000       $ 2,154,626
   Lytton Gardens Inc., California Mortgage Insured, 6.00%, 2/15/30 ............................         3,500,000         3,629,010
   Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 ...............................         5,000,000         5,154,400
ABAG Finance Authority for Nonprofit Corps. Revenue,
   Poway Retirement Housing Foundation Housing Inc. Project, Series A, California Mortgage
    Insured, 5.375%, 11/15/25 ..................................................................         5,145,000         5,343,751
   Sansum-Santa Barbara, Refunding, Series A, California Mortgage Insured, 5.60%,
    4/01/26 ....................................................................................         2,750,000         2,833,930
Acalanes UHSD, GO, Capital Appreciation, Election of 2002, Series A, FGIC Insured,
  zero cpn., 8/01/25 ...........................................................................         9,045,000         3,350,178
Alameda Corridor Transportation Authority Revenue, AMBAC Insured, zero cpn. to 10/01/12,
   5.25% thereafter, 10/01/21 ..................................................................        64,660,000        48,799,549
   5.45% thereafter, 10/01/25 ..................................................................        25,000,000        18,794,000
Alameda Power and Telecommunication Electric System Revenue COP, MBIA Insured, 5.75%,
  7/01/30 ......................................................................................         3,305,000         3,555,750
Alhambra City Elementary School District GO,
   Capital Appreciation, Election of 1999, Series B, FGIC Insured, zero cpn., 9/01/27 ..........         3,035,000         1,065,589
   Series A, FSA Insured, Pre-Refunded, 5.60%, 9/01/24 .........................................         2,065,000         2,193,319
Antelope Valley UHSD, GO, Series A, MBIA Insured, 5.00%, 2/01/27 ...............................         5,000,000         5,119,350
Arcata Joint Powers Financing Authority Wastewater Revenue, FSA Insured, 5.80%,
  12/01/22 .....................................................................................         1,080,000         1,131,052
Atascadero CDA Tax Allocation, Redevelopment Project, XLCA Insured, 5.00%, 9/01/34 .............         4,315,000         4,358,927
Baldwin Park RDA Tax Allocation, Refunding, FSA Insured, 5.70%, 9/01/25 ........................         4,000,000         4,351,160
Beaumont USD, COP, Refunding, Series A, FSA Insured, 5.80%, 1/01/21 ............................         1,500,000         1,544,415
Brea and Olinda USD, GO, Series A, FGIC Insured, 5.60%, 8/01/20 ................................         1,000,000         1,063,460
Brentwood Infrastructure Financing Authority Infrastructure Revenue, Refunding, Series A,
  FSA Insured, 5.00%, 9/02/32 ..................................................................         3,800,000         3,820,406
Cabrillo Community College District GO, Series C, AMBAC Insured, Pre-Refunded, 5.375%,
  5/01/26 ......................................................................................         5,400,000         5,790,960
Calexico USD, CFD No. 1 Special Tax, AMBAC Insured, Pre-Refunded, 5.60%, 9/01/17 ...............         2,930,000         3,049,632
California Community College Financing Authority Lease Revenue, Grossmont Palomar and
  Shasta, Series A, MBIA Insured, 5.125%, 4/01/31 ..............................................         3,030,000         3,119,961
California Educational Facilities Authority Revenue,
   Pomona College, Series B, Pre-Refunded, 5.50%, 7/01/29 ......................................         4,455,000         4,707,955
   Stanford University, Refunding, Series M, 5.25%, 12/01/26 ...................................         6,450,000         6,642,016
   Stanford University, Refunding, Series O, 5.125%, 1/01/31 ...................................        24,705,000        25,342,142
   Stanford University, Series N, 5.35%, 6/01/27 ...............................................        21,250,000        21,852,437
   Stanford University, Series N, 5.20%, 12/01/27 ..............................................         6,000,000         6,157,920
   Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 ................................           245,000           252,032
   University of Southern California, Series C, Pre-Refunded, 5.125%, 10/01/28 .................         3,845,000         3,949,007
California Health Facilities Financing Authority Revenue,
   Catholic Healthcare West, 2005, Refunding, Series A, 5.00%, 7/01/28 .........................        12,995,000        13,018,131
   Catholic Healthcare West, 2005, Series A, Pre-Refunded, 5.00%, 7/01/28 ......................         2,005,000         2,069,982
   Catholic Healthcare West, Refunding, ACA Insured, 5.00%, 7/01/28 ............................        10,000,000         9,868,600
   Catholic Healthcare West, Refunding, Series A, MBIA Insured, 6.00%, 7/01/17 .................         3,970,000         4,056,705
   Catholic Healthcare West, Series A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/17 ..............         1,030,000         1,050,600


                                                              Annual Report | 41

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California Health Facilities Financing Authority Revenue, (continued)
   Community Health Facilities, Series A, California Mortgage Insured, 5.80%, 8/01/25 ............      $ 1,160,000      $ 1,220,042
   Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ..............................................       15,400,000       15,789,620
   Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 .............................................        5,000,000        5,136,250
   Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 .............................................        4,000,000        4,100,360
   Marshall Hospital, Series A, California Mortgage Insured, 5.30%, 11/01/28 .....................        3,325,000        3,379,497
   Northern California Presbyterian, 5.40%, 7/01/28 ..............................................        5,000,000        5,024,200
   Orange County Health Facility, Series A, California Mortgage Insured, 6.20%,
    11/01/24 .....................................................................................        3,435,000        3,600,258
   Senior Living, Aldersly, Series A, California Mortgage Insured, 5.25%, 3/01/32 ................        2,000,000        2,046,040
   Sutter Health, Refunding, Series A, MBIA Insured, 5.00%, 8/15/19 ..............................        1,700,000        1,750,303
   Sutter Health, Refunding, Series A, MBIA Insured, 5.00%, 8/15/38 ..............................        4,000,000        4,032,040
   The Help Group, California Mortgage Insured, 5.40%, 8/01/22 ...................................        5,000,000        5,156,550
   True to Life Children's Services, Series A, California Mortgage Insured, 5.625%,
    9/01/25 ......................................................................................        1,250,000        1,301,188
   UCSF-Stanford Health Care, Series A, FSA Insured, 5.00%, 11/15/28 .............................        9,530,000        9,670,949
California HFAR, Home Mortgage, Series N, AMBAC Insured, zero cpn. to 2/01/10,
  6.30% thereafter, 8/01/31 ......................................................................          240,000          193,164
California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
  first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33 ..............................        8,460,000        9,002,455
California PCFA, PCR, Southern California Edison Co., Series C, MBIA Insured, 5.55%,
  9/01/31 ........................................................................................        4,800,000        4,976,544
California Public School District Financing Authority Lease Revenue, Southern Kern USD,
  Series B, FSA Insured, ETM, 5.90%, 9/01/26 .....................................................        1,615,000        1,848,028
California State Department of Water Resources Central Valley Project Revenue, Water System,
  Series Q, MBIA Insured,
   5.375%, 12/01/27 ..............................................................................          365,000          372,720
   Pre-Refunded, 5.375%, 12/01/27 ................................................................          635,000          648,684
California State Department of Water Resources Water Revenue,
   Central Valley Project, Refunding, Series AD, FSA Insured, 5.00%, 12/01/26 ....................        2,170,000        2,235,925
   Series W, FSA Insured, 5.125%, 12/01/29 .......................................................        5,000,000        5,114,500
   System, Central Valley Project, Refunding, Series AC, MBIA Insured, 5.00%,
    12/01/26 .....................................................................................        3,575,000        3,678,603
California State GO,
   5.00%, 10/01/27 ...............................................................................       30,790,000       31,200,431
   AMBAC Insured, 6.30%, 9/01/06 .................................................................        9,000,000        9,035,100
   FGIC Insured, 5.375%, 6/01/26 .................................................................        1,610,000        1,636,114
   FSA Insured, Pre-Refunded, 5.50%, 9/01/29 .....................................................       34,500,000       36,542,400
   MBIA Insured, 6.00%, 8/01/16 ..................................................................          210,000          210,323
   MBIA Insured, 6.00%, 10/01/21 .................................................................           65,000           65,344
   Refunding, 5.125%, 6/01/31 ....................................................................       25,000,000       25,426,500
   Refunding, MBIA Insured, 5.00%, 8/01/29 .......................................................       20,250,000       20,554,357
California State Local Government Finance Authority Revenue, Marin Valley Mobile,
  Senior Series A, FSA Insured, 5.80%, 10/01/20 ..................................................        4,275,000        4,458,611
California State Public Works Board Lease Revenue, Department of Mental Health Hospital,
  Series A, AMBAC Insured, 5.00%,
   12/01/21 ......................................................................................        4,100,000        4,191,389
   12/01/26 ......................................................................................        5,675,000        5,734,190


42 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California State University Foundation Revenue, Monterey Bay, MBIA Insured, Pre-Refunded,
  5.35%, 6/01/31 ...............................................................................       $ 2,000,000       $ 2,132,800
California State University of Los Angeles Auxiliary Services Inc. Revenue, MBIA Insured,
  Pre-Refunded, 5.125%, 6/01/33 ................................................................         3,200,000         3,380,576
California State University Revenue, Systemwide, Series C, MBIA Insured, 5.00%,
  11/01/28 .....................................................................................        23,215,000        23,787,018
California State University Revenue and Colleges Revenue, Systemwide, Series A,
  AMBAC Insured, 5.00%, 11/01/33 ...............................................................        22,000,000        22,295,680
California Statewide CDA,
    COP, California Mortgage Insured, 5.75%, 8/01/21 ...........................................         9,585,000        10,097,127
    COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 ......................................        12,250,000        12,441,100
    COP, FSA Insured, 5.50%, 8/15/31 ...........................................................         7,000,000         7,380,310
    COP, Kaiser Permanente, ETM, 5.30%, 12/01/15 ...............................................         9,700,000        10,048,230
    COP, MBIA Insured, 5.00%, 4/01/18 ..........................................................         3,000,000         3,079,200
    MFHR, Silver Ridge Apartments, Mandatory Put 8/01/21, Series H, FNMA Insured, 5.80%,
     8/01/33 ...................................................................................         2,785,000         2,927,313
California Statewide CDA Revenue,
    Brentwood School, Series A, FSA Insured, 5.25%, 10/01/29 ...................................         7,625,000         7,877,006
    COP, John Muir/Mt. Diablo Health System, MBIA Insured, 5.125%, 8/15/22 .....................         5,000,000         5,154,800
    Hospital Monterey Peninsula, Series B, FSA Insured, 5.25%, 6/01/23 .........................         2,000,000         2,105,040
    Refunding, California Mortgage Insured, 5.00%, 8/01/21 .....................................         2,035,000         2,078,651
California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
    Series A, FSA Insured, 5.00%, 10/01/32 .....................................................         9,320,000         9,423,732
    Series B, FSA Insured, 5.75%, 10/01/29 .....................................................         1,465,000         1,552,856
    Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26 .......................................         3,420,000         3,657,837
Campbell USD, GO, FSA Insured, 5.00%, 8/01/27 ..................................................         7,150,000         7,326,462
Castaic Lake Water Agency Revenue COP, Series A, MBIA Insured, 5.00%, 8/01/29 ..................         8,000,000         8,100,480
Chaffey Community College District GO,
    Refunding, Series A, FSA Insured, 5.00%, 7/01/27 ...........................................           270,000           276,550
    Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/27 ........................................         5,480,000         5,848,585
Charter Oak USD, GO, Election of 2000, Series D, FGIC Insured, 5.00%, 8/01/30 ..................         3,115,000         3,199,230
Chico PFAR, Merged Redevelopment Project Area, MBIA Insured, 5.125%, 4/01/24 ...................         2,790,000         2,883,716
Chino Basin Regional Financing Authority Revenue, Municipal Water District, Sewer System
  Project, Refunding, AMBAC Insured, 6.00%, 8/01/16 ............................................         2,000,000         2,003,120
Chula Vista Elementary School District GO, Election of 1998, Series F, MBIA Insured, 5.00%,
  8/01/28 ......................................................................................         2,685,000         2,743,909
Clovis PFAR, 2001 Corp. Yard Project, AMBAC Insured, 5.00%, 3/01/27 ............................         3,265,000         3,321,027
Coachella Valley USD, GO, Election of 2005, Series A, FGIC Insured, 5.00%,
    8/01/27 ....................................................................................         3,650,000         3,743,549
    8/01/28 ....................................................................................         3,850,000         3,942,939
Compton USD, GO, Election of 2002, Series B, MBIA Insured, Pre-Refunded, 5.00%,
  6/01/29 ......................................................................................         2,000,000         2,131,500
Corona-Norco USD,
    COP, Refunding, FSA Insured, 5.125%, 4/15/25 ...............................................         5,355,000         5,471,525
    COP, Refunding, FSA Insured, 5.125%, 4/15/29 ...............................................         2,540,000         2,586,431


                                                              Annual Report | 43

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Corona-Norco USD, (continued)
    GO, Capital Appreciation, Series B, FSA Insured, zero cpn., 9/01/23 ........................       $ 2,320,000       $ 1,011,265
    GO, Capital Appreciation, Series B, FSA Insured, zero cpn., 9/01/24 ........................         2,620,000         1,084,235
    GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 9/01/25 .......................         4,655,000         1,824,713
    GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 9/01/26 .......................         6,080,000         2,256,227
    GO, Series B, FSA Insured, zero cpn., 3/01/25 ..............................................         1,400,000           562,366
Coronado CDA Tax Allocation, Community Development Project, MBIA Insured, 5.375%,
  9/01/26 ......................................................................................         2,700,000         2,860,785
Cucamonga County Water District COP, FGIC Insured, 5.00%, 9/01/29 ..............................         5,070,000         5,139,307
Culver City USD, GO, MBIA Insured, Pre-Refunded,
    5.125%, 8/01/37 ............................................................................           650,000           673,901
    5.20%, 8/01/38 .............................................................................         3,285,000         3,447,213
Delano USD, COP, Refinancing Project, MBIA Insured, 5.125%, 1/01/22 ............................         1,620,000         1,741,419
East Bay MUD Water System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 .....................        14,000,000        14,254,940
El Centro Financing Authority Wastwater Revenue, Series A, FSA Insured, 5.25%,
  10/01/35 .....................................................................................         6,200,000         6,463,872
El Monte City School District GO, Election of 2004, Series A, FGIC Insured, 5.00%,
  5/01/30 ......................................................................................         4,500,000         4,609,305
El Monte Water Authority Revenue, Water System Project, AMBAC Insured, Pre-Refunded,
  5.60%, 9/01/34 ...............................................................................         1,800,000         1,953,360
Escondido Joint Powers Financing Authority Lease Revenue, AMBAC Insured, 5.125%,
  9/01/30 ......................................................................................         3,770,000         3,842,384
Escondido USD, GO, Series A, FSA Insured, 5.00%, 8/01/26 .......................................        11,665,000        11,921,630
Eureka USD, GO, FSA Insured, 5.00%, 8/01/25 ....................................................         4,145,000         4,259,070
Fairfield Suisun USD, GO,
    Election of 2002, MBIA Insured, 5.00%, 8/01/25 .............................................         4,185,000         4,313,731
    MBIA Insured, 5.00%, 8/01/27 ...............................................................        12,000,000        12,286,440
Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
  MBIA Insured, 5.00%, 3/01/33 .................................................................         5,000,000         5,049,700
Folsom COP, Central Business District Fire Station, MBIA Insured, 5.125%, 10/01/26 .............         2,030,000         2,091,042
Foothill/Eastern Corridor Agency Toll Road Revenue,
    Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/17 ..........................        20,000,000        11,658,600
    Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/18 ..........................        25,000,000        13,711,000
    Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/19 ..........................         5,970,000         3,085,833
    senior lien, Refunding, Series A, MBIA Insured, 5.00%, 1/01/35 .............................        66,735,000        67,116,057
Fresno USD, GO, Refunding,
    Series B, MBIA Insured, 5.00%, 2/01/21 .....................................................         2,860,000         3,020,932
    Series C, MBIA Insured, 5.90%, 2/01/20 .....................................................         2,065,000         2,369,753
    Series C, MBIA Insured, 5.90%, 8/01/22 .....................................................         3,000,000         3,476,700
Fullerton School District GO, Capital Appreciation, Series A, FGIC Insured, zero cpn.,
  8/01/23 ......................................................................................         3,030,000         1,326,110
Fullerton University Foundation Auxiliary Organization Revenue, Series A, MBIA Insured,
  5.75%,
    7/01/25 ....................................................................................         1,250,000         1,348,200
    7/01/30 ....................................................................................         1,000,000         1,077,790
Gilroy USD, GO, Election of 2002, FGIC Insured, 5.00%, 8/01/30 .................................         8,650,000         8,865,212
Glendale USD, GO, Series C, FSA Insured, 5.50%, 9/01/24 ........................................         2,750,000         2,890,992


44 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, MBIA Insured, 5.00%,
  9/01/24 ........................................................................................      $ 5,000,000      $ 5,148,100
Grossmont UHSD,
    COP, FSA Insured, Pre-Refunded, 5.75%, 9/01/26 ...............................................        2,250,000        2,384,618
    GO, Capital Appreciation, Election of 2004, FSA Insured, zero cpn., 8/01/24 ..................        5,110,000        2,123,256
Hartnell Community College District GO, Election of 2002, Series B, FSA Insured, 5.00%,
  6/01/31 ........................................................................................        5,000,000        5,123,450
Hemet USD, COP, Nutrition Center Project, FSA Insured, Pre-Refunded, 5.875%, 4/01/27 .............        1,250,000        1,294,188
Hollister RDA Tax Allocation, Community Development Project, Refunding, AMBAC Insured,
  5.125%, 10/01/32 ...............................................................................       19,815,000       20,423,122
Huntington Beach City and School District COP, MBIA Insured, 5.25%, 7/01/29 ......................        1,795,000        1,881,142
Jefferson San Mateo County UHSD, GO, Refunding, Series A, MBIA Insured, 6.45%,
    8/01/25 ......................................................................................        3,045,000        3,755,429
    8/01/29 ......................................................................................        3,075,000        3,873,301
Jurupa Community Services District Special Tax, CFD No. 2, Series A, AMBAC Insured,
  5.00%, 9/01/32 .................................................................................        7,000,000        7,077,070
Jurupa USD, COP, FSA Insured, 5.625%, 9/01/24 ....................................................        1,600,000        1,711,360
Kern Community College District COP, Refunding, MBIA Insured, 5.00%, 1/01/25 .....................        7,800,000        7,953,192
Kern County High School District GO, FSA Insured, ETM, 6.625%,
    8/01/14 ......................................................................................        1,535,000        1,807,033
    8/01/15 ......................................................................................        1,400,000        1,660,778
Lancaster Financing Authority Tax Allocation Revenue, Subordinated, Redevelopment
  Projects No. 5 and 6, Series B, FGIC Insured, 5.00%, 2/01/35 ...................................        5,775,000        5,858,391
Lancaster School District GO, Capital Appreciation, Election of 1999, MBIA Insured, zero cpn.,
    8/01/25 ......................................................................................        5,495,000        2,162,777
    7/01/26 ......................................................................................        5,965,000        2,231,745
Lodi COP, Wastewater Treatment Project, Refunding, AMBAC Insured, 6.70%, 8/01/26 .................        8,800,000        8,993,336
Lodi Electric Systems Revenue COP, Series A, MBIA Insured, Pre-Refunded, 5.50%,
  1/15/32 ........................................................................................        4,000,000        4,199,560
Lodi USD, GO, MBIA Insured, 5.00%, 8/01/23 .......................................................        2,150,000        2,206,481
Long Beach Bond Finance Authority Lease Revenue,
    Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/19 .....................        4,000,000        4,128,680
    Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/26 .....................       11,000,000       11,220,110
    Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.25%, 11/01/30 .....................        2,000,000        2,074,900
    Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/26 ............................        6,780,000        6,897,091
    Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/31 ............................       10,500,000       10,624,005
Long Beach Bond Finance Authority Tax Allocation Revenue, North Long Beach
  Redevelopment Projects, Series A, AMBAC Insured,
    5.00%, 8/01/25 ...............................................................................        7,015,000        7,143,304
    5.00%, 8/01/31 ...............................................................................        3,135,000        3,170,864
    Pre-Refunded, 5.00%, 8/01/25 .................................................................        6,535,000        6,916,383
    Pre-Refunded, 5.00%, 8/01/31 .................................................................        8,865,000        9,382,361
Long Beach University School District GO, Election of 1999, Series C, MBIA Insured,
  5.125%, 8/01/31 ................................................................................       13,870,000       14,236,029
Los Angeles Community College District GO,
    Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 .........................................        4,000,000        4,209,920
    Series B, FSA Insured, 5.00%, 8/01/27 ........................................................        4,000,000        4,107,640


                                                              Annual Report | 45

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Los Angeles COP,
    Municipal Improvement Corp., Municipal Improvement Corp. of Los Angeles AW,
     AMBAC Insured, 5.00%, 6/01/27 .............................................................       $ 5,895,000       $ 6,015,376
    Real Property Program, MBIA Insured, 5.00%, 2/01/27 ........................................         9,890,000        10,057,833
Los Angeles County COP, Antelope Valley Courthouse, Series A, AMBAC Insured, 5.25%,
    11/01/27 ...................................................................................         2,500,000         2,587,575
    11/01/33 ...................................................................................         2,500,000         2,582,600
Los Angeles County MTA Sales Tax Revenue, Proposition A, first tier, Senior Series A,
  MBIA Insured, Pre-Refunded, 5.25%, 7/01/27 ...................................................        27,870,000        28,564,242
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
  District No. 14, Sub Series B, FGIC Insured, 5.00%, 10/01/29 .................................         6,460,000         6,608,257
Los Angeles Harbor Department Revenue, Series B, MBIA Insured, 6.20%, 8/01/25 ..................         2,500,000         2,528,925
Los Angeles Mortgage Revenue, Refunding, Series I, MBIA Insured, 6.50%, 7/01/22 ................           790,000           792,370
Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 .................        10,000,000        10,240,400
Los Angeles Water and Power Revenue, Power System, Refunding, Series A, MBIA Insured,
  5.00%, 7/01/24 ...............................................................................        12,000,000        12,236,400
Lynwood PFA Tax Allocation, Project Area A, Refunding, Series A, FSA Insured, 5.85%,
  9/01/18 ......................................................................................         1,765,000         1,888,762
Lynwood PFA Water Revenue, Water System Improvement Project, MBIA Insured,
    5.85%, 6/01/22 .............................................................................           665,000           704,115
    5.90%, 6/01/29 .............................................................................         3,105,000         3,288,319
Marin Municipal Water District COP, Financing Project, AMBAC Insured, 5.00%, 7/01/29 ...........         1,200,000         1,224,528
Mendocino County COP, Public Facilities Corp., MBIA Insured, 5.25%, 6/01/30 ....................         2,680,000         2,799,528
Menlo Park CDA Tax Allocation, Las Pulgas Community Development Project, Refunding,
  AMBAC Insured, 5.375%, 6/01/22 ...............................................................        10,000,000        10,201,700
Merced Irrigation District Electricity System Revenue, Refunding, XLCA Insured, 5.00%,
  9/01/26 ......................................................................................        10,000,000        10,238,800
Metropolitan Water District Southern California Waterworks Revenue, Series C, MBIA Insured,
  Pre-Refunded, 5.00%, 7/01/27 .................................................................         2,500,000         2,515,975
Millbrae COP, Police Department Expansion, AMBAC Insured, 5.875%, 3/01/24 ......................         1,025,000         1,095,069
Modesto Irrigation District COP, Capital Improvements, Series A, FSA Insured, 5.00%,
    7/01/26 ....................................................................................         5,000,000         5,088,700
    7/01/31 ....................................................................................         8,285,000         8,391,959
Modesto Wastewater Treatment Facility Revenue, MBIA Insured, Pre-Refunded, 5.75%,
  11/01/22 .....................................................................................        14,375,000        14,894,800
Montebello Community RDA Tax Allocation,
    Housing, Series A, FSA Insured, 5.45%, 9/01/19 .............................................         1,100,000         1,141,162
    Montebello Hills Redevelopment Project, Refunding, MBIA Insured, 5.60%, 3/01/19 ............         2,460,000         2,489,249
Montebello COP, Capital Improvement Project, Refunding, FSA Insured, 5.375%,
  11/01/26 .....................................................................................         8,715,000         9,267,880
Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, 5.00%, 8/01/26 .................         4,000,000         4,112,160
Morgan Hill USD, GO, FGIC Insured, 5.50%, 8/01/25 ..............................................         3,840,000         4,080,960
Mount Diablo USD,
    CFD No. 1 Special Tax, Refunding, AMBAC Insured, 5.75%, 8/01/15 ............................         1,000,000         1,011,370
    CFD No. 1 Special Tax, Refunding, AMBAC Insured, 5.75%, 8/01/16 ............................         2,270,000         2,295,810
    CFD No. 1 Special Tax, Refunding, AMBAC Insured, 5.375%, 8/01/19 ...........................         7,290,000         7,370,992
    GO, Election of 2002, FGIC Insured, 5.00%, 7/01/25 .........................................         6,025,000         6,189,302


46 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Murrieta Valley USD, COP, MBIA Insured, 5.00%, 8/01/27 .........................................       $ 2,380,000       $ 2,429,623
Natomas USD, GO, FSA Insured, 5.00%, 9/01/26 ...................................................         2,535,000         2,599,161
Nevada Irrigation District Revenue COP, Cascade Bench Flume Project, MBIA Insured, 5.50%,
  1/01/17 ......................................................................................         4,600,000         4,730,778
Nevada Joint UHSD, GO,
    Election of 2002, Series B, FSA Insured, 5.00%, 8/01/30 ....................................         5,125,000         5,252,510
    Series A, FSA Insured, 5.00%, 8/01/26 ......................................................         1,295,000         1,323,490
Newark USD, GO, Capital Appreciation,
    Series B, FGIC Insured, zero cpn., 8/01/24 .................................................         9,905,000         3,607,401
    Series C, FSA Insured, zero cpn., 8/01/22 ..................................................         2,165,000           940,866
    Series C, FSA Insured, zero cpn., 8/01/23 ..................................................         2,465,000         1,004,364
    Series C, FSA Insured, zero cpn., 8/01/24 ..................................................         2,560,000           983,194
    Series C, FSA Insured, zero cpn., 8/01/25 ..................................................         2,705,000           979,264
Norco RDA Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured, 5.625%,
  3/01/30 ......................................................................................         1,000,000         1,063,510
North City West School Facilities Financing Authority Special Tax, Series B, FSA Insured,
  Pre-Refunded,
    5.75%, 9/01/15 .............................................................................         1,260,000         1,288,942
    6.00%, 9/01/19 .............................................................................         2,500,000         2,558,350
Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded, 7.50%,
  7/01/23 ......................................................................................         3,200,000         4,185,344
Oakland Revenue, 1800 Harrison Foundation, Series A, AMBAC Insured, Pre-Refunded,
  6.00%, 1/01/29 ...............................................................................        10,000,000        10,691,700
Oceanside COP, AMBAC Insured, 5.20%, 4/01/23 ...................................................         2,500,000         2,596,125
Orange County Sanitation Districts COP, FGIC Insured, 5.00%, 2/01/33 ...........................         8,000,000         8,118,640
Orinda COP, City Offices, AMBAC Insured, 5.00%, 7/01/30 ........................................         2,155,000         2,184,567
Palm Springs Financing Authority Lease Revenue, Convention Center Project, Refunding,
  Series A, MBIA Insured, 5.00%, 11/01/25 ......................................................         2,295,000         2,345,628
Parlier USD, GO, Series B, AMBAC Insured, 6.00%, 6/01/16 .......................................         1,130,000         1,163,279
Pasadena Area Community College District GO, Election of 2002, Series A, FGIC Insured,
  5.00%, 6/01/28 ...............................................................................         4,000,000         4,088,800
Pasadena USD, GO, Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/24 .........................         1,000,000         1,049,790
Patterson Joint USD, GO, Capital Appreciation,
    Series A, FGIC Insured, zero cpn., 8/01/22 .................................................         1,900,000           878,294
    Series A, FGIC Insured, zero cpn., 8/01/24 .................................................         2,075,000           862,183
    Series A, FGIC Insured, zero cpn., 8/01/25 .................................................         2,170,000           854,090
    Series A, FGIC Insured, zero cpn., 8/01/26 .................................................         2,265,000           843,962
    Series C, FGIC Insured, zero cpn., 8/01/23 .................................................         1,985,000           868,755
Peralta Community College District GO, Election of 2000, Series B, MBIA Insured, 5.25%,
  8/01/32 ......................................................................................         8,450,000         8,810,392
Perris CFD Special Tax, No. 93-1, Series A, AMBAC Insured, 5.125%, 8/15/23 .....................         4,000,000         4,154,320
Placer County COP, Administrative and Emergency Services, MBIA Insured, 5.65%,
  6/01/24 ......................................................................................         4,000,000         4,147,320
Plumas County COP, Capital Improvement Program, Series A, AMBAC Insured, 5.00%,
  6/01/33 ......................................................................................         3,280,000         3,333,366
Pomona PFA Lease Revenue, Series AN, AMBAC Insured, 5.00%,
    10/01/30 ...................................................................................         5,190,000         5,262,452
    10/01/35 ...................................................................................         6,635,000         6,673,549


                                                              Annual Report | 47

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Porterville COP, Sewer System Refining Project, Refunding, AMBAC Insured, 5.25%,
  10/01/23 .....................................................................................       $ 3,000,000       $ 3,106,920
Poway RDA Tax Allocation,
    Paguay Redevelopment Project, AMBAC Insured, 5.00%, 12/15/25 ...............................         9,195,000         9,351,591
    Refunding, MBIA Insured, 5.75%, 6/15/33 ....................................................        11,475,000        12,374,525
Rancho Cucamonga RDA Tax Allocation, Rancho Redevelopment Project,
    Housing Set Aside, MBIA Insured, 5.25%, 9/01/26 ............................................         2,000,000         2,043,800
    Refunding, FSA Insured, 5.25%, 9/01/20 .....................................................         2,500,000         2,604,575
Redding Joint Powers Financing Authority Lease Revenue, Civic Center Project, Series A,
  MBIA Insured,
    5.75%, 3/01/19 .............................................................................         3,090,000         3,161,286
    5.25%, 3/01/26 .............................................................................            75,000            76,491
Redwood City School District GO, FGIC Insured, 5.00%, 7/15/27 ..................................         3,000,000         3,062,490
Rescue USD, GO, Election of 1998, MBIA Insured, 5.00%, 9/01/30 .................................         7,015,000         7,190,656
Ripon RDA Tax Allocation, Community Redevelopment Project, MBIA Insured, 5.85%,
  11/01/30 .....................................................................................         3,975,000         4,345,748
Riverside County COP, Historic Courthouse, MBIA Insured, Pre-Refunded, 5.875%,
  11/01/27 .....................................................................................         3,000,000         3,134,280
Roseville Financing Authority Revenue, senior lien, Series A, AMBAC Insured, 5.00%,
  9/01/25 ......................................................................................         3,100,000         3,171,703
Rowland USD, GO, Series A, FSA Insured, Pre-Refunded, 5.25%, 9/01/25 ...........................         5,685,000         6,045,031
Sacramento Area Flood Control Agency Special Assessment,
    Capital AD No. 2, FGIC Insured, Pre-Refunded, 5.80%, 11/01/16 ..............................         1,000,000         1,026,440
    Operation and Maintenance, FGIC Insured, 5.80%, 11/01/16 ...................................         1,475,000         1,513,999
    Operation and Maintenance, FGIC Insured, 5.90%, 11/01/25 ...................................         2,690,000         2,761,957
Sacramento City Financing Authority Revenue,
    Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/26 ..............................         8,395,000         8,629,556
    Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/32 ..............................        21,500,000        21,976,870
    City Hall and Redevelopment Projects, Series A, FSA Insured, Pre-Refunded, 5.00%,
     12/01/28 ..................................................................................        10,000,000        10,611,800
Sacramento County Airport System Revenue, Series A, MBIA Insured, Pre-Refunded, 6.00%,
  7/01/17 ......................................................................................         5,920,000         6,038,400
Sacramento County Sanitation District Financing Authority Revenue, Sacramento Regional
  County Sanitation, Series A, AMBAC Insured, 5.00%, 12/01/35 ..................................        10,000,000        10,192,600
Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1, FSA Insured,
  5.75%, 9/01/30 ...............................................................................         3,435,000         3,704,167
Salida USD, COP, Financing Project, AMBAC Insured, 5.375%, 5/01/26 .............................         1,645,000         1,646,793
San Bernardino City USD, GO, Election of 2004, Series B, FSA Insured, 5.00%, 8/01/28 ...........        14,170,000        14,580,647
San Bernardino County COP, 1997 Public Improvement Financing Project, MBIA Insured,
  5.25%, 10/01/25 ..............................................................................         7,000,000         7,235,620
San Bernardino County SFMR, Captial Appreciation, Series A, GNMA Insured, ETM, zero cpn.,
  5/01/22 ......................................................................................        28,405,000        11,763,647
San Buenaventura Public Facilities Financing Authority Lease Revenue, Refunding,
  FSA Insured, 5.75%, 6/01/14 ..................................................................         2,250,000         2,291,850
San Carlos School District GO, MBIA Insured, Pre-Refunded, 5.50%, 10/01/24 .....................         2,110,000         2,256,160
San Diego Public Facilities Financing Authority Sewer Revenue, Series B, FGIC Insured,
  5.25%, 5/15/27 ...............................................................................         2,950,000         3,008,911


48 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
San Francisco BART District Sales Tax Revenue,
    5.00%, 7/01/28 .............................................................................       $ 2,795,000       $ 2,856,462
    FGIC Insured, Pre-Refunded, 5.50%, 7/01/26 .................................................         6,500,000         6,869,070
    FGIC Insured, Pre-Refunded, 5.50%, 7/01/34 .................................................        12,000,000        12,681,360
San Francisco City and County Airports Commission International Airport Revenue, Refunding,
  Second Series 28A, MBIA Insured, 5.125%,
    5/01/24 ....................................................................................         9,745,000         9,997,980
    5/01/27 ....................................................................................        16,575,000        16,886,610
San Francisco City and County Public Utilities Commission Water Revenue, Refunding,
  Series A, FSA Insured, 5.00%, 11/01/31 .......................................................         3,885,000         3,961,029
San Francisco Community College District GO, Series A, FGIC Insured, 5.00%, 6/15/26 ............         6,000,000         6,145,320
San Francisco State University Foundation Inc. Auxiliary Organization Housing Revenue,
  MBIA Insured, 5.00%, 9/01/31 .................................................................        13,415,000        13,569,943
San Gabriel USD, GO, Capital Appreciation, Series A, FSA Insured, zero cpn.,
    8/01/26 ....................................................................................         3,530,000         1,315,313
    2/01/27 ....................................................................................         1,850,000           668,553
San Joaquin Delta Community College District GO, Election of 2004, Series A, FSA Insured,
  Pre-Refunded, 5.00%, 8/01/29 .................................................................         5,050,000         5,164,382
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
    Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/15/26 ................        13,155,000         5,034,813
    Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 .........................................        18,075,000        18,492,532
    Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ..........................................        11,860,000        12,093,168
    senior lien, MBIA Insured, 5.00%, 1/01/33 ..................................................        10,035,000        10,046,741
San Jose Financing Authority Lease Revenue, Civic Center Project, Series B, AMBAC Insured,
  5.00%, 6/01/27 ...............................................................................        10,000,000        10,132,100
San Jose MFHR, Sixth and Martha Family Apartments, FNMA Insured, 5.875%, 3/01/33 ...............         3,500,000         3,627,435
San Juan USD, GO, Election of 1998, Series A, MBIA Insured, 5.00%, 8/01/28 .....................         5,115,000         5,230,906
San Leandro COP, Library and Fire Stations Financing, AMBAC Insured, 5.75%, 11/01/29 ...........         5,000,000         5,335,850
San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area 3,
  Series A, MBIA Insured, Pre-Refunded,
    5.75%, 10/01/29 ............................................................................         5,340,000         5,832,401
    5.80%, 10/01/30 ............................................................................         7,800,000         8,428,914
San Marino USD, GO, Series A, MBIA Insured, zero cpn., 7/01/25 .................................         6,080,000         2,402,816
San Mateo GO, Library Improvement Project, Series A, AMBAC Insured, 5.25%, 8/01/30 .............         5,790,000         6,076,952
Santa Ana USD, COP, Capital Appreciation Financing Project, FSA Insured, zero cpn.,
  4/01/24 ......................................................................................        14,245,000         6,015,521
Santa Clara COP, Refunding, AMBAC Insured, 5.00%, 2/01/27 ......................................         5,555,000         5,663,767
Santa Clara County Financing Authority Lease Revenue, Refunding, Series A, AMBAC Insured,
  5.00%, 11/15/22 ..............................................................................         3,950,000         4,051,554
Santa Monica Community College District GO, Series B, AMBAC Insured, 5.75%, 7/01/20 ............         1,495,000         1,511,370
Santa Monica PFA Lease Revenue, Civic Center Parking Project, XLCA Insured, 5.00%,
  7/01/33 ......................................................................................        11,050,000        11,195,086
Santa Rosa Wastewater Revenue, Series B, FGIC Insured, 5.125%, 9/01/31 .........................         4,000,000         4,126,320
Santa Rosa Wastewater Service Facilities District Revenue, Refunding and Improvement,
  AMBAC Insured, 6.00%, 7/02/15 ................................................................         2,000,000         2,260,820
Sequoia UHSD, GO, Refunding, FSA Insured, 5.00%, 7/01/28 .......................................         3,060,000         3,152,167
Shasta Tehama Trinity Joint Community College District GO, Election of 2002, Series B,
  FSA Insured, 5.00%, 8/01/30 ..................................................................         9,070,000         9,315,253


                                                              Annual Report | 49

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
 Sonoma CDA Tax Allocation, Redevelopment Project, MBIA Insured, 5.70%, 12/01/30 ...................     $ 3,455,000     $ 3,686,658
 Sonoma Valley USD, GO, FSA Insured, 6.00%, 7/15/21 ................................................       2,400,000       2,428,584
 South Gate COP, Series A, AMBAC Insured, 5.00%, 9/01/24 ...........................................       3,155,000       3,226,871
 South San Francisco COP, 5.00%, 4/01/29 ...........................................................       2,000,000       2,009,060
 Southern California Public Power Authority Power Project Revenue, Series A, AMBAC Insured,
   5.00%, 7/01/33 ..................................................................................      29,000,000      29,499,090
 Southern Kern USD, COP, Capital Appreciation Building Program, Series B, FSA Insured,
   5.625%, 9/01/26 .................................................................................       2,250,000       2,327,783
 Southern Mono Health Care District GO, Series A, MBIA Insured, 5.00%, 8/01/24 .....................       3,005,000       3,074,325
 Southern Mono Health Care District Revenue, Capital Appreciation, Series A, MBIA Insured,
   zero cpn.,
     8/01/28 .......................................................................................       2,340,000         765,110
     8/01/29 .......................................................................................       2,440,000         756,693
     8/01/30 .......................................................................................       2,550,000         749,930
     8/01/31 .......................................................................................       2,660,000         739,852
 Stanislaus County Board of Education COP, FSA Insured, 5.70%, 9/01/24 .............................       2,000,000       2,128,940
 Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series B,
   FSA Insured, 5.90%, 7/01/12 .....................................................................       2,490,000       2,586,886
 Stockton Revenue COP, Wastewater System Project, Refunding, Series A, MBIA Insured,
   5.00%, 9/01/23 ..................................................................................       6,500,000       6,665,685
 Susanville PFAR, MBIA Insured, 5.70%, 6/01/30 .....................................................       3,000,000       3,238,410
 Tahoe-Truckee Joint USD, GO, Series B, FGIC Insured, Pre-Refunded, 5.95%, 9/01/20 .................       3,620,000       3,704,237
 Tahoe-Truckee USD, GO, ID No. 2, Series A, FGIC Insured, Pre-Refunded, 5.75%,
   8/01/20 .........................................................................................       4,340,000       4,622,838
 Travis USD, COP, FGIC Insured, 5.00%, 9/01/36 .....................................................       8,230,000       8,346,619
 Tri-City Hospital District Revenue,
     MBIA Insured, 6.00%, 2/01/22 ..................................................................       2,350,000       2,353,173
     Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 ............................................       2,750,000       2,810,005
 Truckee PFA Lease Revenue, Series A, AMBAC Insured, Pre-Refunded, 6.00%, 11/01/30 .................       1,990,000       2,125,897
 Turlock Auxiliary Organization Revenue COP, California State University, Stanislaus Foundation,
   MBIA Insured, 5.875%, 6/01/22 ...................................................................       1,920,000       1,974,010
 Turlock PFA Sewer Revenue, FGIC Insured, 5.50%, 9/15/29 ...........................................       6,855,000       7,199,190
 Union City CRDA Tax Allocation Revenue, Community Redevelopment Project, AMBAC Insured,
   5.75%, 10/01/32 .................................................................................      14,100,000      15,035,958
 Union Elementary School District GO, Capital Appreciation,
     Series A, FGIC Insured, zero cpn., 9/01/24 ....................................................       2,000,000         820,360
     Series B, FGIC Insured, zero cpn., 9/01/25 ....................................................       5,500,000       2,135,870
     Series B, FGIC Insured, zero cpn., 9/01/26 ....................................................       5,850,000       2,149,641
 University of California Revenues, Multi Purpose Projects,
     Series H, FGIC Insured, Pre-Refunded, 5.50%, 9/01/28 ..........................................       2,500,000       2,575,300
     Series K, 5.00%, 9/01/23 ......................................................................       3,160,000       3,227,118
     Series M, FGIC Insured, 5.125%, 9/01/30 .......................................................       8,720,000       8,990,146
 Vacaville PFA Tax Allocation Revenue, Vacaville Redevelopment Projects, FSA Insured, 5.00%,
   9/01/31 .........................................................................................       5,095,000       5,133,773
 Vacaville USD, GO, Election of 2001, MBIA Insured, 5.00%, 8/01/30 .................................      12,670,000      12,938,224
 Vallejo Revenue, Water Improvement Project, Refunding, Series A, FSA Insured, 5.875%,
   5/01/26 .........................................................................................      12,500,000      12,774,375


50 | Annual Report

Franklin California Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Vista USD, GO,
      Capital Appreciation, Series A, FSA Insured, zero cpn., 8/01/26 .........................     $ 7,150,000     $    2,664,161
      Capital Appreciation, Series A, FSA Insured, zero cpn., 2/01/27 .........................       4,795,000          1,732,817
      Series A, FSA Insured, 5.25%, 8/01/25 ...................................................       5,000,000          5,240,350
  Washington Township Health Care District Revenue,
      5.00%, 7/01/18 ..........................................................................       2,000,000          2,026,380
      5.125%, 7/01/23 .........................................................................         450,000            455,418
  Washington USD, GO, Yolo County, Election of 1999, Series A, FGIC Insured, 5.375%,
    8/01/25 ...................................................................................       2,045,000          2,161,545
  West Basin Municipal Water District Revenue COP,
      1992 Project, Refunding, Series A, AMBAC Insured, 5.50%, 8/01/17 ........................       3,370,000          3,459,979
      Refunding, Series A, MBIA Insured, 5.00%, 8/01/24 .......................................       2,500,000          2,573,375
      Refunding, Series A, MBIA Insured, 5.00%, 8/01/30 .......................................       5,745,000          5,861,279
  Western Placer USD Financing Corp. COP, 5.55%, 11/01/30 .....................................       6,930,000          6,970,748
  Westlands Water District Revenue COP,
      MBIA Insured, 5.00%, 9/01/29 ............................................................      11,775,000         11,958,219
      Series A, MBIA Insured, 5.00%, 9/01/35 ..................................................       1,460,000          1,478,323
  Woodland Finance Authority Lease Revenue, Capital Projects, Refunding, XLCA Insured,
    5.00%, 3/01/32 ............................................................................       6,340,000          6,433,008
  Woodland Finance Authority Wastewater Revenue, second senior lien, MBIA Insured, 5.00%,
      3/01/33 .................................................................................       3,870,000          3,924,025
      3/01/35 .................................................................................       2,590,000          2,622,505
  Woodside Elementary School District GO, Election of 2005, MBIA Insured, 5.00%,
    10/01/29 ..................................................................................       4,435,000          4,563,615
                                                                                                                    --------------
  TOTAL LONG TERM INVESTMENTS (COST $1,829,970,764) ...........................................                      1,929,452,136
                                                                                                                    --------------
  SHORT TERM INVESTMENT 0.0%a
  MUNICIPAL BOND 0.0%a
  CALIFORNIA (COST $300,000) 0.0%a
b California State Department of Water Resources Power Supply Revenue, Series B-3,
   Daily VRDN and Put, 3.91%, 5/01/22 .........................................................         300,000            300,000
                                                                                                                    --------------
  TOTAL INVESTMENTS (COST $1,830,270,764) 98.8% ...............................................                      1,929,752,136
  OTHER ASSETS, LESS LIABILITIES 1.2% .........................................................                         24,008,621
                                                                                                                    --------------
  NET ASSETS 100.0% ...........................................................................                     $1,953,760,757
                                                                                                                    ==============

See Selected Portfolio Abbreviations on page 70.

a     Rounds to less than 0.1% of net assets.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                         Annual Report | See notes to financial statements. | 51

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                 ---------------------------------------------------------------
                                                                                        YEAR ENDED JUNE 30,
CLASS A                                                              2006          2005          2004         2003          2002
                                                                 ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................    $  11.68      $  11.36      $  11.74     $  11.41      $  11.25
                                                                 ---------------------------------------------------------------
Income from investment operations: a

 Net investment income b ....................................        0.43          0.43          0.44         0.44          0.47

 Net realized and unrealized gains (losses) .................       (0.39)         0.32         (0.38)        0.34          0.17
                                                                 ---------------------------------------------------------------
Total from investment operations ............................        0.04          0.75          0.06         0.78          0.64
                                                                 ---------------------------------------------------------------
Less distributions from net investment income ...............       (0.42)        (0.43)        (0.44)       (0.45)        (0.48)
                                                                 ---------------------------------------------------------------
Redemption fees .............................................          -- d          -- d          --           --            --
                                                                 ---------------------------------------------------------------
Net asset value, end of year ................................    $  11.30      $  11.68      $  11.36     $  11.74      $  11.41
                                                                 ===============================================================

Total return c ..............................................        0.37%         6.67%         0.50%        6.92%         5.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................    $463,545      $453,335      $384,196     $414,558      $324,061

Ratios to average net assets:

 Expenses before waiver and payments by affiliate ...........        0.66%         0.67%         0.67%        0.68%         0.70%

 Expenses net of waiver and payments by affiliate ...........        0.66%         0.67%         0.67%        0.68%         0.68%

 Net investment income ......................................        3.74%         3.67%         3.76%        3.80%         4.13%

Portfolio turnover rate .....................................       13.28%         4.17%        17.36%        9.56%        12.05%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount is less than $0.01 per share.


52 | See notes to financial statements. | Annual Report

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                            ------------------------------------
                                                                                     YEAR ENDED JUNE 30,
CLASS C                                                                        2006           2005          2004
                                                                            ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................................    $ 11.70        $ 11.37       $ 11.73
                                                                            ------------------------------------
Income from investment operations: a

 Net investment income b ...............................................       0.37           0.36          0.37

 Net realized and unrealized gains (losses) ............................      (0.39)          0.33         (0.36)
                                                                            ------------------------------------
Total from investment operations .......................................      (0.02)          0.69          0.01
                                                                            ------------------------------------
Less distributions from net investment income ..........................      (0.36)         (0.36)        (0.37)
                                                                            ------------------------------------
Redemption fees ........................................................         -- d           -- d          --
                                                                            ------------------------------------
Net asset value, end of year ...........................................    $ 11.32        $ 11.70       $ 11.37
                                                                            ====================================

Total return c .........................................................      (0.18)%         6.15%         0.11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................................    $25,173        $19,082        $9,142

Ratios to average net assets:

 Expenses ..............................................................       1.20%          1.22%         1.22%

 Net investment income .................................................       3.20%          3.12%         3.21%

Portfolio turnover rate ................................................      13.28%          4.17%        17.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 53

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2006

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.2%
MUNICIPAL BONDS 99.2%
CALIFORNIA 97.0%
ABAG Finance Authority for Nonprofit Corps. COP, Rhoda Haas Goldman Plaza, California
  Mortgage Insured, 5.125%, 5/15/15 ..............................................................      $ 3,000,000      $ 3,093,570
ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Assn., Series C,
    5.125%, 3/01/18 ..............................................................................        2,695,000        2,722,839
    5.25%, 3/01/19 ...............................................................................        2,315,000        2,351,276
ABAG Revenue, Refunding, Series A-E,
    5.00%, 9/15/06 ...............................................................................          595,000          595,637
    5.05%, 9/15/07 ...............................................................................          610,000          615,643
    5.40%, 9/15/14 ...............................................................................        2,455,000        2,495,557
ABAG Water and Wastewater Revenue, Pooled Financing Program, Series A, FSA Insured, 5.00%,
  10/01/10 .......................................................................................        3,035,000        3,163,987
Alameda Corridor Transportation Authority Revenue, Capital Appreciation, sub. lien, Refunding,
  Series A, AMBAC Insured, zero cpn., 10/01/17 ...................................................       10,000,000        5,972,600
Alameda-Contra Costa Transportation District COP, Refunding, AMBAC Insured, 4.375%,
  8/01/14 ........................................................................................        1,330,000        1,342,914
Antelope Valley UHSD, GO, Series A, MBIA Insured,
    4.50%, 8/01/13 ...............................................................................        1,230,000        1,265,227
    4.625%, 8/01/14 ..............................................................................        1,250,000        1,289,113
Antioch PFA, Reassessment Revenue, sub. lien, Refunding, Sub Series B, 5.40%, 9/02/07 ............        1,080,000        1,084,720
Banning Utility Authority Water Enterprise Revenue, Refunding and Improvement Projects,
  FGIC Insured, 5.00%, 11/01/21 ..................................................................        1,080,000        1,120,500
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Series F, 5.00%,
  4/01/21 ........................................................................................       10,000,000       10,398,000
Brentwood Infrastructure Financing Authority Infrastructure Revenue, Refunding, Series A,
  FSA Insured, 4.00%, 9/02/17 ....................................................................        1,485,000        1,423,759
Burbank Electric Revenue, MBIA Insured, 4.00%,
    6/01/11 ......................................................................................        1,000,000        1,006,170
    6/01/12 ......................................................................................        1,000,000        1,005,200
Burbank USD, GO,
    Capital Appreciation, Election of 1997, Series C, FGIC Insured, zero cpn., 8/01/15 ...........        4,600,000        3,075,100
    Capital Appreciation, Election of 1997, Series C, FGIC Insured, zero cpn., 8/01/16 ...........        4,670,000        2,962,881
    Election of 1997, Series C, FGIC Insured, 4.00%, 8/01/12 .....................................        2,500,000        2,513,350
Burbank Water and Power Electric Revenue, MBIA Insured, 4.00%, 6/01/11 ...........................        5,045,000        5,048,481
California Educational Facilities Authority Revenue,
    Pooled College and University Projects, Series B, Pre-Refunded, 6.125%, 4/01/13 ..............        1,000,000        1,036,400
    Stanford University, Refunding, Series R, 4.00%, 11/01/11 ....................................        1,000,000        1,008,070
California Health Facilities Financing Authority Revenue,
    The Episcopal Home, California Mortgage Insured, 4.625%, 2/01/12 .............................        1,350,000        1,378,188
    The Episcopal Home, California Mortgage Insured, 4.75%, 2/01/13 ..............................        1,200,000        1,230,636
    Kaiser Permanente, Series B, ETM, 5.25%, 10/01/13 ............................................        5,000,000        5,215,000
    Kaiser Permanente, Series B, ETM, 5.25%, 10/01/14 ............................................        2,000,000        2,082,940
    Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 ............................................        3,850,000        4,005,424
    Paradise Valley Estates, California Mortgage Insured, 3.875%, 1/01/09 ........................        1,555,000        1,518,457
    Paradise Valley Estates, California Mortgage Insured, 4.125%, 1/01/10 ........................        1,000,000          998,870
    Paradise Valley Estates, California Mortgage Insured, 5.00%, 1/01/11 .........................        1,480,000        1,527,330
    Paradise Valley Estates, California Mortgage Insured, 4.375%, 1/01/12 ........................        1,000,000        1,008,490
    Paradise Valley Estates, California Mortgage Insured, 5.00%, 1/01/13 .........................        1,815,000        1,893,535


54 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California Health Facilities Financing Authority Revenue, (continued)
    Paradise Valley Estates, California Mortgage Insured, 5.00%, 1/01/14 ...........................     $ 1,635,000     $ 1,698,242
    Sutter Health, Refunding, Series A, MBIA Insured, 5.875%, 8/15/16 ..............................       3,750,000       3,832,800
California HFA, SFM Purchase, Class III, Series A-1, MBIA Insured, 5.70%, 8/01/11 ..................         435,000         440,481
California State Department of Water Resources Central Valley Project Revenue, Water System,
    Refunding, Series S, 5.00%, 12/01/19 ...........................................................       1,915,000       1,959,964
    Series S, Pre-Refunded, 5.00%, 12/01/19 ........................................................       2,085,000       2,142,609
California State Department of Water Resources Power Supply Revenue, Series A,
    5.50%, 5/01/12 .................................................................................       2,000,000       2,143,540
    Pre-Refunded, 5.125%, 5/01/18 ..................................................................       2,500,000       2,680,600
California State Department of Water Resources Water Revenue, Central Valley Project, Series Z,
  FGIC Insured, 3.50%, 12/01/12 ....................................................................       5,000,000       4,837,700
California State Economic Recovery Revenue, Series A, 5.00%, 7/01/15 ...............................      10,670,000      11,214,490
California State GO,
    5.25%, 6/01/16 .................................................................................         630,000         639,885
    Pre-Refunded, 5.00%, 11/01/12 ..................................................................       1,335,000       1,408,145
    Refunding, 4.00%, 2/01/10 ......................................................................       6,900,000       6,908,970
    Refunding, 5.00%, 11/01/12 .....................................................................         665,000         694,925
    Refunding, 5.25%, 2/01/14 ......................................................................       4,000,000       4,264,560
    Refunding, MBIA Insured, 5.00%, 2/01/18 ........................................................       1,175,000       1,207,877
    Veterans, Series B, 5.00%, 12/01/12 ............................................................       2,000,000       2,004,900
    Veterans, Series B, 5.25%, 12/01/15 ............................................................       2,310,000       2,352,643
    Veterans, Series B, 5.375%, 12/01/16 ...........................................................         605,000         607,105
California State Public Works Board Lease Revenue,
    Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18 .........................       1,325,000       1,342,358
    Various Community College Projects, Refunding, Series C, 5.50%, 9/01/09 ........................       1,555,000       1,589,318
California Statewide CDA, COP,
    California Lutheran Homes, ETM, 5.375%, 11/15/06 ...............................................       1,000,000       1,005,640
    Kaiser Permanente, ETM, 5.30%, 12/01/15 ........................................................       2,000,000       2,071,800
    St. Joseph Health System, Refunding, 5.00%, 7/01/12 ............................................       2,180,000       2,236,462
    St. Joseph Health System Obligation Group, 5.25%, 7/01/11 ......................................       1,005,000       1,041,944
California Statewide CDA Revenue,
    Daughters of Charity Health, Series G, 5.25%, 7/01/13 ..........................................       1,000,000       1,044,530
    Daughters of Charity Health, Series G, 5.00%, 7/01/22 ..........................................       5,000,000       5,025,100
    Insured Health Facility, Jewish Home, California Mortgage Insured, 5.00%, 11/15/18 .............       3,000,000       3,089,130
    Kaiser Permanente, Mandatory Put 5/01/11, Series I, 3.45%, 4/01/35 .............................       5,000,000       4,863,250
    Kaiser Permanente, Mandatory Put 6/01/12, Series C, 3.85%, 11/01/29 ............................      10,000,000       9,716,500
    Mission Community, California Mortgage Insured, 4.40%, 11/01/10 ................................       1,100,000       1,108,118
    Mission Community, California Mortgage Insured, 4.50%, 11/01/11 ................................       1,145,000       1,157,893
    Viewpoint School, ACA Insured, 4.50%, 10/01/17 .................................................         460,000         445,372
    Viewpoint School, ACA Insured, 4.75%, 10/01/18 .................................................         480,000         472,531
Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID 04-02, 5.00%,
  9/02/24 ..........................................................................................       1,000,000         983,530
Central California Joint Powers Health Financing Authority COP, Community Hospitals of
  Central California,
    5.125%, 2/01/13 ................................................................................       1,375,000       1,387,196
    5.25%, 2/01/14 .................................................................................       1,435,000       1,454,975
    5.75%, 2/01/16 .................................................................................       1,585,000       1,635,118


                                                              Annual Report | 55

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Central Valley Financing Authority Cogeneration Project Revenue, Carson Ice General Project,
  Refunding, MBIA Insured, 5.00%, 7/01/17 ..........................................................     $ 2,000,000     $ 2,057,460
Cerritos PFAR Tax Allocation, Redevelopment Project, Series A, AMBAC Insured, 3.00%,
  11/01/11 .........................................................................................       2,585,000       2,425,066
Chaffey Community College District COP, Pre-Refunded, 5.10%, 9/01/13 ...............................       1,860,000       1,946,509
Clovis MFR, Mandatory Put 11/01/10, Refunding, FNMA Insured, 5.10%, 11/01/30 .......................       4,105,000       4,160,212
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured, zero cpn.,
  8/01/17 ..........................................................................................       5,235,000       3,150,685
Coalinga COP, Custody Facility, Refunding, 4.25%, 4/01/10 ..........................................       1,000,000         990,530
Compton COP, Civic Center and Capital Improvement, Refunding, Series A,
    5.00%, 9/01/08 .................................................................................       4,340,000       4,408,746
    5.50%, 9/01/15 .................................................................................       1,180,000       1,220,321
Conejo Valley USD, GO, Election of 1998,
    Series C, FSA Insured, zero cpn., 8/01/17 ......................................................       2,500,000       1,504,625
    Series D, FGIC Insured, 4.50%, 8/01/18 .........................................................       3,850,000       3,880,992
    Series D, FGIC Insured, 4.50%, 8/01/19 .........................................................       4,000,000       3,999,880
Contra Costa Community College District GO, Election of 2002, FGIC Insured, 4.75%,
  8/01/18 ..........................................................................................       2,450,000       2,495,178
Corona PFA Lease Revenue, City Hall Project, Series B, MBIA Insured, 3.75%, 9/01/13 ................       1,000,000         979,670
Corona-Norco USD, PFA Special Tax Revenue, Series A, 5.25%, 9/01/25 ................................       2,235,000       2,208,247
Duarte RDA Tax Allocation, Merged Redevelopment Project Area, Refunding, 5.125%,
  10/01/16 .........................................................................................       3,435,000       3,490,475
Fairfax School District GO, Election of 2000, Series A, FGIC Insured, 5.00%, 11/01/17 ..............         880,000         914,971
Fairfield Suisun Sewer District Sewer Revenue, Series A, Refunding, FGIC Insured, 5.00%,
  5/01/12 ..........................................................................................         600,000         630,540
Folsom PFA Lease Revenue, City Hall and Community Center, Refunding, FSA Insured, 5.00%,
  10/01/17 .........................................................................................       1,275,000       1,328,308
Foothill/Eastern Corridor Agency Toll Road Revenue, Refunding, MBIA Insured, 5.00%,
  1/15/16 ..........................................................................................       1,000,000       1,040,930
Fremont UHSD Santa Clara County GO, Series C, FSA Insured, Pre-Refunded, 4.25%,
  9/01/13 ..........................................................................................       1,310,000       1,334,091
Fresno USD, GO, Election of 2001, Series D, MBIA Insured, 5.00%, 8/01/21 ...........................       1,355,000       1,411,097
Galt Capital Improvements Authority Lease Revenue, Culture and Recreation Improvement
  Project, 5.00%, 4/01/12 ..........................................................................       2,390,000       2,430,104
Galt Middle School Joint Powers Authority Special Tax, CFD No. 1, Refunding, 5.40%,
  9/01/12 ..........................................................................................       1,955,000       2,008,528
Garden Grove Agency Community Development Tax Allocation, Garden Grove Community Project,
  Refunding, AMBAC Insured, 4.25%, 10/01/13 ........................................................       2,025,000       2,052,621
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Asset-Backed, ETM,
  5.00%, 6/01/12 ...................................................................................       1,500,000       1,579,725
Hi-Desert Memorial Health Care District Revenue, Refunding,
    5.10%, 10/01/06 ................................................................................         615,000         615,074
    5.125%, 10/01/07 ...............................................................................         650,000         650,527
Huntington Beach PFAR, Lease Capital Improvement Refinancing Project, Series B,
  AMBAC Insured,
    4.125%, 8/01/14 ................................................................................       2,140,000       2,141,905
    4.25%, 8/01/15 .................................................................................       2,080,000       2,087,509


56 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing
  Project, Series B, FSA Insured, ETM, 6.25%, 8/01/11 ..............................................     $ 1,000,000     $ 1,053,220
Irvine 1915 Act GO, AD No. 03-19, Group 2,
    4.875%, 9/02/16 ................................................................................       1,000,000         997,960
    5.00%, 9/02/18 .................................................................................       1,000,000         999,930
    5.125%, 9/02/19 ................................................................................       1,000,000       1,004,230
Irvine 1915 Act Special Assessment, AD No. 00-18,
    Group 2, 4.375%, 9/02/10 .......................................................................         885,000         884,788
    Group 2, 4.70%, 9/02/12 ........................................................................       1,475,000       1,493,791
    Group 2, 4.80%, 9/02/13 ........................................................................       1,175,000       1,189,923
    Group 2, 5.125%, 9/02/17 .......................................................................       1,705,000       1,723,261
    Group 3, 4.75%, 9/02/15 ........................................................................       1,000,000         992,620
    Group 3, 5.00%, 9/02/17 ........................................................................       1,000,000       1,005,310
Irvine USD Financing Authority Special Tax, Series A,
    4.70%, 9/01/15 .................................................................................       1,095,000       1,082,911
    4.80%, 9/01/17 .................................................................................       1,400,000       1,382,080
    4.875%, 9/01/18 ................................................................................       1,570,000       1,552,180
    5.00%, 9/01/20 .................................................................................       1,150,000       1,146,458
Kings River Conservation District Pine Flat Power Revenue, Refunding, Series E, 5.125%,
  1/01/18 ..........................................................................................       1,735,000       1,801,902
Lake Elsinore PFA Tax Allocation Revenue,
    Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.40%, 9/01/08 ....................         945,000         946,210
    Series A, 5.00%, 9/01/09 .......................................................................       1,230,000       1,234,895
Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%, 9/01/11 ........................       1,000,000       1,032,840
Lancaster COP, School District Project, Refunding, FSA Insured, 5.125%, 4/01/14 ....................       2,000,000       2,079,400
Las Virgenes USD, GO, Series D, FGIC Insured, 3.30%, 9/01/13 .......................................       1,415,000       1,337,458
Lemon Grove CDA Tax Allocation, 1998, Refunding,
    5.00%, 8/01/06 .................................................................................         195,000         195,023
    5.10%, 8/01/07 .................................................................................         205,000         206,009
    5.20%, 8/01/08 .................................................................................         215,000         217,004
Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%,
  12/01/19 .........................................................................................       5,000,000       5,018,400
Long Beach Community College District GO, Election of 2002, Series B, FGIC Insured, 5.00%,
  5/01/17 ..........................................................................................       1,000,000       1,053,120
Los Altos School District GO, Refunding, AMBAC Insured, 5.00%, 8/01/22 .............................       5,000,000       5,209,550
Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series A,
  AMBAC Insured, 3.00%, 8/15/12 ....................................................................       4,525,000       4,230,241
Los Angeles County MTA, Sales Tax Revenue, Proposition A, first tier, Refunding, Series A,
  FSA Insured, 5.00%, 7/01/15 ......................................................................       5,345,000       5,566,016
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Project, Refunding,
  Series A, FSA Insured, 5.00%, 10/01/17 ...........................................................       1,000,000       1,041,810
Los Angeles USD, GO,
    Election of 2004, Series C, FGIC Insured, 5.00%, 7/01/19 .......................................       2,035,000       2,120,633
    Election of 2005, Series C, AMBAC Insured, 5.00%, 7/01/21 ......................................       8,420,000       8,796,963
    Refunding, MBIA Insured, 5.25%, 7/01/13 ........................................................       3,500,000       3,764,355
    Refunding, Series A-1, FGIC Insured, 5.00%, 7/01/21 ............................................      10,895,000      11,343,002
Lynwood PFAR, Water System Improvement Project, 6.15%, 6/01/08 .....................................         300,000         306,348


                                                              Annual Report | 57

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
M-S-R Public Power Agency San Juan Project Revenue, Refunding, Series I, MBIA Insured,
    4.25%, 7/01/11 .................................................................................     $ 5,055,000     $ 5,143,614
    5.00%, 7/01/18 .................................................................................       1,000,000       1,030,200
Metropolitan Water District Southern California GO, Waterworks, Series B, Pre-Refunded,
    4.125%, 3/01/13 ................................................................................       1,000,000       1,011,570
    4.25%, 3/01/14 .................................................................................       1,000,000       1,016,850
    4.30%, 3/01/15 .................................................................................       1,000,000       1,018,960
Montebello USD, GO, Capital Appreciation, FGIC Insured, zero cpn.,
    8/01/18 ........................................................................................       1,455,000         828,564
    8/01/19 ........................................................................................       1,480,000         800,295
Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, 5.00%,
    8/01/17 ........................................................................................       2,000,000       2,098,720
    8/01/18 ........................................................................................       2,300,000       2,405,524
Morgan Hill USD, GO, FGIC Insured, 4.25%, 8/01/14 ..................................................       1,585,000       1,601,008
Moulton-Niguel Water District GO, Consolidated, Refunding, AMBAC Insured, 5.00%,
  9/01/16 ..........................................................................................       3,520,000       3,697,619
Murrieta COP, Road Improvement Project, 6.00%,
    4/01/07 ........................................................................................         235,000         238,650
    4/01/08 ........................................................................................         245,000         251,047
Nevada County COP, Refunding, MBIA Insured, 4.125%, 10/01/12 .......................................       1,040,000       1,043,598
North City West School Facilities Financing Authority Special Tax, Series B, FSA Insured,
  Pre-Refunded, 5.625%, 9/01/08 ....................................................................         500,000         511,390
Orange County CFD No. 86-2 Special Tax, Rancho Santa Margarita, Refunding, Series A,
  5.375%, 8/15/12 ..................................................................................       1,500,000       1,560,270
Orange County CFD Special Tax,
    No. 02-1, Ladera Ranch, Series A, 4.60%, 8/15/14 ...............................................       1,000,000       1,006,310
    No. 02-1, Ladera Ranch, Series A, 4.75%, 8/15/15 ...............................................       1,000,000       1,009,450
    No. 02-1, Ladera Ranch, Series A, 4.90%, 8/15/16 ...............................................       1,285,000       1,298,441
    No. 03-1, Ladera Ranch, Series A, 4.90%, 8/15/17 ...............................................       1,000,000       1,007,110
    No. 03-1, Ladera Ranch, Series A, 5.10%, 8/15/18 ...............................................       1,000,000       1,012,430
    No. 04-1, Ladera Ranch, Series A, 4.70%, 8/15/18 ...............................................       1,765,000       1,734,536
    No. 04-1, Ladera Ranch, Series A, 4.80%, 8/15/19 ...............................................       1,945,000       1,913,335
    No. 04-1, Ladera Ranch, Series A, 4.85%, 8/15/20 ...............................................       2,000,000       1,963,840
Orange County Recovery COP, Series A, MBIA Insured, ETM, 6.00%, 7/01/08 ............................       1,500,000       1,564,590
Oroville Hospital Revenue, Oroville Hospital, Series A, California Mortgage Insured, 5.125%,
  12/01/12 .........................................................................................       1,435,000       1,457,443
Oxnard Harbor District Revenue, Series A, 5.10%, 8/01/14 ...........................................       1,000,000       1,005,260
Pajaro Valley USD, GO, Election of 2002, Series A, FSA Insured, Pre-Refunded, 5.00%,
  8/01/16 ..........................................................................................       1,500,000       1,591,530
Palm Desert Financing Authority Lease Revenue, Blythe County Administrative Project,
  Pre-Refunded, 6.375%, 8/01/11 ....................................................................         855,000         873,545
Palm Desert Financing Authority Tax Allocation Revenue,
  a Project Area No. 1, As Amended, Series A, MBIA Insured, 5.00%, 4/01/23 .........................       7,690,000       7,923,776
    Refunding, MBIA Insured, 4.75%, 8/01/18 ........................................................       1,050,000       1,071,840
Pomona RDA Tax Allocation, Mountain Meadows Redevelopment Project, Refunding, Series X,
  5.35%, 12/01/16 ..................................................................................       1,000,000       1,046,250


58 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Poway RDA Tax Allocation, Paguay Redevelopment Project, Series A, MBIA Insured, 4.50%,
  6/15/14 ..........................................................................................     $ 4,595,000     $ 4,688,233
Redlands USD, GO, Election of 2002, FSA Insured, 5.00%, 7/01/19 ....................................       1,000,000       1,037,570
Richmond Joint Powers Financing Authority Revenue, Multiple Redevelopment Projects,
  Series B, ETM, 5.35%, 5/15/13 ....................................................................       2,000,000       2,075,100
Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, FGIC Insured,
  5.00%,
    11/01/18 .......................................................................................       1,540,000       1,595,609
    11/01/19 .......................................................................................       1,615,000       1,667,116
Riverside County Housing Authority MFHR, Brandon Place Apartments, Mandatory Put 7/01/09,
  Series B, FNMA Insured, 5.625%, 7/01/29 ..........................................................         985,000       1,011,703
Riverside USD, GO, Election of 2001, Series A, FGIC Insured, 4.00%, 2/01/13 ........................       1,000,000         998,260
Sacramento City USD, GO, Election of 1999, Series D, FSA Insured, 5.00%, 7/01/19 ...................       1,465,000       1,520,040
Sacramento County Sanitation District Financing Authority Revenue, Sacramento Regional
  County Sanitation, Series A, AMBAC Insured, 5.00%, 12/01/18 ......................................       9,155,000       9,589,405
Sacramento MUD Financing Authority Revenue, Cosumnes Project, MBIA Insured, 5.00%,
  7/01/21 ..........................................................................................       3,305,000       3,439,414
San Bernardino City USD, GO, Refunding,
    FSA Insured, 5.00%, 8/01/18 ....................................................................       1,140,000       1,192,303
    Series A, FSA Insured, 5.00%, 8/01/19 ..........................................................       1,680,000       1,751,266
San Bernardino County COP, Medical Center Financing Project, Refunding, 6.00%,
  8/01/09 ..........................................................................................       2,000,000       2,103,180
San Carlos School District GO, Election of 2005, Series A, MBIA Insured, 5.00%,
  10/01/22 .........................................................................................       3,215,000       3,340,128
San Francisco BART District Sales Tax Revenue, Refunding, Series A, MBIA Insured, 5.00%,
  7/01/20 ..........................................................................................       5,000,000       5,228,200
San Francisco City and County GO, Refunding, Series 1, FGIC Insured, 5.00%, 6/15/12 ................       3,650,000       3,759,828
San Francisco City and County Redevelopment Financing Authority Tax Allocation,
  Redevelopment Projects, Series A, Pre-Refunded, zero cpn., 8/01/17 ...............................       3,825,000       2,198,227
San Joaquin County COP,
    General Hospital Project, Refunding, MBIA Insured, 5.00%, 9/01/17 ..............................       1,000,000       1,033,010
    Solid Waste System Facilities Projects, MBIA Insured, 5.00%, 4/01/17 ...........................       1,340,000       1,392,675
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
  Refunding, Series A, zero cpn. to 1/15/07, 5.60% thereafter, 1/15/16 .............................       3,000,000       2,890,320
San Jose MFHR, Countrybrook Project, Refunding, Series A, FNMA Insured, 4.95%,
  4/01/12 ..........................................................................................       4,445,000       4,542,746
San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area 3, Series A,
  MBIA Insured,
    ETM, 5.10%, 10/01/09 ...........................................................................         515,000         535,337
    Pre-Refunded, 5.30%, 10/01/11 ..................................................................         350,000         376,166
Santa Ana COP, Refunding, Series A, AMBAC Insured, 4.25%, 6/01/13 ..................................       1,405,000       1,427,649
Santa Ana USD, GO, Election of 1999, Series B, FGIC Insured, zero cpn., 8/01/14 ....................       3,125,000       2,201,219
Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1, 5.25%, 9/02/11 ...............       1,720,000       1,772,942
Santa Clara County Financing Authority Lease Revenue, Multiple Facilities Projects, Refunding,
  Series A, AMBAC Insured, 4.50%, 5/15/12 ..........................................................       2,900,000       2,946,052


                                                              Annual Report | 59

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Santa Monica-Malibu USD, COP, Series C, MBIA Insured,
    4.00%, 5/01/12 .................................................................................     $   525,000    $    523,625
    4.25%, 5/01/14 .................................................................................         840,000         845,057
    4.25%, 5/01/15 .................................................................................         875,000         876,846
    4.25%, 11/01/15 ................................................................................         670,000         671,414
South County Regional Wastewater Authority Revenue, Regional Wastewater Facilities Project,
  Refunding, FSA Insured, 3.25%, 8/01/11 ...........................................................       1,000,000         960,870
South Gate PFA Tax Allocation Revenue, South Gate Redevelopment Project No. 1,
  XLCA Insured, 5.00%, 9/01/16 .....................................................................       2,000,000       2,086,920
South Gate PFA Water Revenue, Refunding, Series A, FGIC Insured,
    5.35%, 10/01/07 ................................................................................         995,000       1,014,840
    5.45%, 10/01/08 ................................................................................       1,040,000       1,078,199
Stockton Health Facilities Revenue, Dameron Hospital Assn., Refunding, Series A, 5.35%,
  12/01/09 .........................................................................................         385,000         398,644
Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series A,
  FSA Insured, 5.75%, 7/01/11 ......................................................................       1,295,000       1,344,029
Stockton Revenue, O'Connor Woods Housing Corp., Series A, 5.375%, 11/01/11 .........................       1,200,000       1,218,468
Sunline Transport Agency COP, Transport Finance Corp., Series B, 5.75%, 7/01/06 ....................         445,000         445,000
Sweetwater Authority Water Revenue, AMBAC Insured, 5.00%, 4/01/18 ..................................       2,860,000       2,978,947
Sweetwater UHSD, COP, FSA Insured, 4.15%, 9/01/12 ..................................................       1,000,000       1,005,350
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
  Asset-Backed Bonds, Series B,
    Pre-Refunded, 4.60%, 6/01/12 ...................................................................       1,760,000       1,814,437
    Pre-Refunded, 4.70%, 6/01/13 ...................................................................       1,500,000       1,553,025
    Pre-Refunded, 4.80%, 6/01/14 ...................................................................         725,000         753,841
    ETM, 4.25%, 6/01/09 ............................................................................         880,000         889,794
    ETM, 4.375%, 6/01/10 ...........................................................................       1,665,000       1,695,736
    ETM, 4.50%, 6/01/11 ............................................................................       1,540,000       1,580,825
Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.10%, 6/01/12 ..............       1,000,000       1,040,750
University of California Revenues,
    Limited Project, Series B, FSA Insured, 5.00%, 5/15/21 .........................................       5,000,000       5,167,000
    Multi Purpose Projects, Series N, FGIC Insured, 4.00%, 9/01/12 .................................       1,380,000       1,383,133
    Research Facilities, Series E, AMBAC Insured, 5.00%, 9/01/15 ...................................       3,645,000       3,807,093
Victor Valley UHSD, COP, Refunding, AMBAC Insured, 5.00%, 11/15/21 .................................       1,140,000       1,183,958
West Contra Costa USD, GO, Series B, FSA Insured, 4.00%, 8/01/12 ...................................       1,875,000       1,879,969
Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital, 5.00%,
    6/01/11 ........................................................................................       1,060,000       1,084,910
    6/01/12 ........................................................................................       2,225,000       2,285,498
    6/01/13 ........................................................................................       2,335,000       2,392,371
Whittier UHSD, GO, Refunding, MBIA Insured, 5.00%, 8/01/20 .........................................       6,075,000       6,340,356
Yucaipa Valley Water District Water System Revenue COP, Series A, MBIA Insured,
    5.00%, 9/01/15 .................................................................................       1,080,000       1,143,655
    5.25%, 9/01/20 .................................................................................       1,325,000       1,410,714
                                                                                                                        ------------
                                                                                                                         474,220,969
                                                                                                                        ------------


60 | Annual Report

Franklin California Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                      PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES 2.2%
  PUERTO RICO 0.6%
  Puerto Rico Commonwealth GO, Public Improvement, FSA Insured, 5.25%, 7/01/16 .................     $ 2,500,000      $  2,693,275
                                                                                                                      ------------
  VIRGIN ISLANDS 1.6%
  Virgin Islands PFAR, senior lien,
      Fund Loan Notes, Refunding, Series A, 5.40%, 10/01/12 ....................................       4,150,000         4,290,975
      Refunding, Series A, 5.30%, 10/01/11 .....................................................       1,000,000         1,027,750
  Virgin Islands Water and Power Authority Water System Revenue, Refunding,
      4.875%, 7/01/06 ..........................................................................         500,000           500,000
      5.00%, 7/01/09 ...........................................................................       2,000,000         2,010,980
                                                                                                                      ------------
                                                                                                                         7,829,705
                                                                                                                      ------------
  TOTAL U.S. TERRITORIES .......................................................................                        10,522,980
                                                                                                                      ------------
  TOTAL LONG TERM INVESTMENTS (COST $481,441,028) ..............................................                       484,743,949
                                                                                                                      ------------
  SHORT TERM INVESTMENTS 1.5%
  MUNICIPAL BONDS 1.5%
  CALIFORNIA 1.5%
b California State Department of Water Resources Power Supply Revenue, Series B-3,
   Daily VRDN and Put, 3.91%, 5/01/22 ..........................................................         600,000           600,000
b California State Economic Recovery Revenue, Series C-3, Daily VRDN and Put, 3.90%,
   7/01/23 .....................................................................................       1,600,000         1,600,000
b California State GO, Kindergarten-University,
     Refunding, Series B-2, Daily VRDN and Put, 3.91%, 5/01/34 .................................         400,000           400,000
     Series A-5, Daily VRDN and Put, 3.88%, 5/01/34 ............................................       2,800,000         2,800,000
     Series B-3, Daily VRDN and Put, 3.91%, 5/01/34 ............................................         300,000           300,000
b Daly City HFA, MFR, Refunding, Weekly VRDN and Put, 3.90%, 10/15/29 ..........................         100,000           100,000
b Metropolitan Water District Southern California Waterworks Revenue, Series C-2, Daily VRDN
   and Put, 3.87%, 7/01/36 .....................................................................       1,500,000         1,500,000
                                                                                                                      ------------
  TOTAL SHORT TERM INVESTMENTS (COST $7,300,000) ...............................................                         7,300,000
                                                                                                                      ------------
  TOTAL INVESTMENTS (COST $488,741,028) 100.7% .................................................                       492,043,949
  OTHER ASSETS, LESS LIABILITIES (0.7)% ........................................................                        (3,326,000)
                                                                                                                      ------------
  NET ASSETS 100.0% ............................................................................                      $488,717,949
                                                                                                                      ============

See Selected Portfolio Abbreviations on page 70.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                         Annual Report | See notes to financial statements. | 61

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

                                                                                       ---------------------------------
                                                                                                YEAR ENDED JUNE 30,
CLASS A                                                                                   2006         2005       2004 e
                                                                                       ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................................................   $  9.94      $  9.91     $  10.00
                                                                                       ---------------------------------
Income from investment operations: a

 Net investment income b ...........................................................      0.21         0.15         0.11

 Net realized and unrealized gains (losses) ........................................     (0.14)        0.03        (0.10)
                                                                                       ---------------------------------
Total from investment operations ...................................................      0.07         0.18         0.01
                                                                                       ---------------------------------
Less distributions from net investment income ......................................     (0.21)       (0.15)       (0.10)
                                                                                       ---------------------------------
Redemption fees ....................................................................         --           -- d        --
                                                                                       ---------------------------------
Net asset value, end of year .......................................................   $  9.80      $  9.94      $  9.91
                                                                                       =================================

Total return c .....................................................................      0.74%        1.81%        0.06%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................................................   $11,149      $16,318      $16,244

Ratios to average net assets:

 Expenses before waiver and payments by affiliate ..................................      1.10%        1.05%        1.20%f

 Expenses net of waiver and payments by affiliate ..................................      0.50%        0.50%        0.50%f

 Net investment income .............................................................      2.10%        1.48%        1.30%f

Portfolio turnover rate ............................................................     24.19%        5.43%        7.42%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount is less than $0.01 per share.

e     For the period September 2, 2003 (commencement of operations) to June 30,
      2004.

f     Annualized.


62 | See notes to financial statements. | Annual Report

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2006

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 63.1%
MUNICIPAL BONDS 63.1%
CALIFORNIA 61.0%
Brea and Olinda USD, GO, Election of 1999, Series A, FGIC Insured, 2.60%, 8/01/09 ..................       120,000       $   114,915
California Educational Facilities Authority Revenue, Santa Clara University, Series A, FSA Insured,
  2.625%, 9/01/09 ..................................................................................       100,000            95,340
California Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series G,
  5.00%, 7/01/09 ...................................................................................       750,000           768,360
California State Economic Recovery GO, Series A, 5.00%, 1/01/09 ....................................       415,000           425,910
California State Public Works Board Lease Revenue, Department of Corrections, Series C, 5.00%,
  6/01/07 ..........................................................................................       500,000           504,905
California State University at Channel Islands Financing Authority Revenue, Rental Housing and
  Town Center, Mandatory Put 8/01/07, Series A, 2.50%, 8/01/44 .....................................       320,000           315,216
California Statewide CDA Revenue,
    Kaiser Permanente, Mandatory Put 5/01/07, Series G, 2.30%, 4/01/34 .............................       400,000           394,972
    Viewpoint School, ACA Insured, 3.50%, 10/01/08 .................................................       320,000           310,803
Foothill-De Anza Community College District GO, Election of 1999, Series B, 2.60%,
  8/01/08 ..........................................................................................       100,000            96,587
Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, MBIA Insured,
    2.00%, 9/01/07 .................................................................................       100,000            97,173
    2.125%, 9/01/08 ................................................................................       105,000            99,957
Lodi USD, COP, Capital Projects, Refunding, FSA Insured, 3.00%, 2/01/08 ............................       110,000           108,284
Lompoc USD, GO, Election of 2002, Series B, MBIA Insured, 3.50%, 6/01/07 ...........................       335,000           334,230
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Project, Refunding,
  Series A, FSA Insured, 4.00%, 10/01/08 ...........................................................       500,000           502,955
Lynwood USD, GO, Election of 2002, Series A, FSA Insured, 4.00%, 8/01/10 ...........................       100,000           100,708
Manteca USD Special Tax, CFD No. 89-1, AMBAC Insured, 2.50%, 9/01/08 ...............................       250,000           240,393
North Orange County Community College District GO, Election of 2002, Series B, FGIC Insured,
  2.125%, 8/01/08 ..................................................................................       500,000           477,080
Placer County Water Agency Water Revenue COP, Refunding, MBIA Insured, 2.375%,
  7/01/07 ..........................................................................................       105,000           103,030
Poway RDA Tax Allocation, Paguay Redevelopment Project, Series A, MBIA Insured, 3.00%,
  6/15/09 ..........................................................................................       100,000            96,748
Rio Linda Unified Elementary School District, Election of 2002, Series A, FSA Insured, 4.00%,
  8/01/10 ..........................................................................................       100,000           100,708
Sacramento Power Authority Cogeneration Project Revenue, Refunding, AMBAC Insured, 4.00%,
  7/01/08 ..........................................................................................     1,000,000         1,003,410
University of California Revenues, General, Refunding, Series A, AMBAC Insured, 5.00%,
  5/15/08 ..........................................................................................       500,000           510,645
                                                                                                                         -----------
                                                                                                                           6,802,329
                                                                                                                         -----------
U.S. TERRITORIES 2.1%
GUAM 2.1%
Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.375%, 10/01/08 .............       250,000           238,355
                                                                                                                         -----------
TOTAL LONG TERM INVESTMENTS (COST $7,600,897) ......................................................                       7,040,684
                                                                                                                         -----------


                                                              Annual Report | 63

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 44.1%
  MUNICIPAL BONDS 44.1%
  CALIFORNIA 39.5%
a California Infrastructure and Economic Development Bank Insured Revenue, Rand Corp., Series B,
   AMBAC Insured, Daily VRDN and Put, 3.89%, 4/01/42 ...........................................     $    400,000      $    400,000
a California State Department of Water Resources Power Supply Revenue,
     Series B-5, Daily VRDN and Put, 3.90%, 5/01/22 ............................................          200,000           200,000
     Series B-6, Daily VRDN and Put, 3.91%, 5/01/22 ............................................          200,000           200,000
a California State Economic Recovery GO, Series C-1, Daily VRDN and Put, 4.00%, 7/01/23 ........          100,000           100,000
a California State GO,
     Kindergarten-University, Refunding, Series A-3, Daily VRDN and Put, 3.97%,
      5/01/34 ..................................................................................          100,000           100,000
     Kindergarten-University, Series B-3, Daily VRDN and Put, 3.91%, 5/01/34 ...................          200,000           200,000
     Series A-3, Daily VRDN and Put, 3.90%, 5/01/33 ............................................          200,000           200,000
b California Statewide CDA Revenue, TRAN, Series A-1, 4.50%, 6/29/07 ...........................          500,000           503,750
a Irvine 1915 Act Special Assessment, AD No. 03-19, Series A, Daily VRDN and Put, 3.91%,
   9/02/29 .....................................................................................          100,000           100,000
b Los Angeles County Schools Pooled Financing Program COP, GO, TRAN, Series A, 4.50%,
   6/29/07 .....................................................................................          500,000           503,700
a Metropolitan Water District Southern California Waterworks Revenue, Series C-1, Daily VRDN and
   Put, 3.85%, 7/01/36 .........................................................................          700,000           700,000
a Newport Beach Revenue, Hoag Memorial Presbyterian Hospital, Series A, Weekly VRDN and Put,
   3.99%, 10/01/26 .............................................................................          200,000           200,000
a Orange County Sanitation District COP, Refunding,
     Series A, Daily VRDN and Put, 3.92%, 8/01/29 ..............................................          200,000           200,000
     Series B, Daily VRDN and Put, 3.92%, 8/01/30 ..............................................          300,000           300,000
  San Ramon Valley USD, GO, TRAN, 4.25%, 10/25/06 ..............................................          500,000           500,775
                                                                                                                       ------------
                                                                                                                          4,408,225
                                                                                                                       ------------
  U.S. TERRITORIES 4.6%
  PUERTO RICO 4.6%
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
   Weekly VRDN and Put, 3.87%, 12/01/15 ........................................................          100,000           100,000
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
   Financing Authority Revenue, Ana G. Mendez University System Project, 5.00%, 3/01/07 ........          405,000           407,146
                                                                                                                       ------------
                                                                                                                            507,146
                                                                                                                       ------------
 TOTAL SHORT TERM INVESTMENTS (COST $4,510,048) ................................................                          4,915,371
                                                                                                                       ------------
 TOTAL INVESTMENTS (COST $12,110,945) 107.2% ...................................................                         11,956,055
 OTHER ASSETS, LESS LIABILITIES (7.2)% .........................................................                           (806,863)
                                                                                                                       ------------
 NET ASSETS 100.0% .............................................................................                       $ 11,149,192
                                                                                                                       ============

See Selected Portfolio Abbreviations on page 70.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.

b See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.


64 | See notes to financial statements. | Annual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

                                                                 ----------------------------------------------------------------
                                                                                          YEAR ENDED JUNE 30,
CLASS A                                                              2006          2005          2004          2003          2002
                                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................   $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                                 ----------------------------------------------------------------

Income from investment operations - net investment income ....      0.023         0.012         0.004         0.007         0.012

Less distributions from net investment income ................     (0.023)       (0.012)       (0.004)       (0.007)       (0.012)
                                                                 ----------------------------------------------------------------
Net asset value, end of year .................................   $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                                 ================================================================

Total return a ...............................................       2.33%         1.20%         0.38%         0.71%         1.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................   $610,593      $688,121      $631,895      $671,392      $679,788

Ratios to average net assets:

 Expenses ....................................................       0.55%         0.56%         0.56%         0.56%         0.56%

 Net investment income .......................................       2.30%         1.22%         0.38%         0.71%         1.20%

a Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.


                         Annual Report | See notes to financial statements. | 65

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2006

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                         PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 102.2%
  MUNICIPAL BONDS 102.2%
  CALIFORNIA 102.2%
a Alameda County IDAR, United Manufacturing Project, Series A, Weekly VRDN and Put, 3.97%,
   6/01/30 .....................................................................................       $ 1,000,000       $ 1,000,000
a Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
     Series A, AMBAC Insured, Weekly VRDN and Put, 3.87%, 4/01/36 ..............................        12,500,000        12,500,000
     Series B, AMBAC Insured, Weekly VRDN and Put, 3.85%, 4/01/39 ..............................        15,800,000        15,800,000
a Butte County Housing Authority MFR, Pine Tree Apartment Project, Weekly VRDN and Put,
   3.94%, 12/01/10 .............................................................................         1,237,000         1,237,000
a California Health Facilities Financing Authority Revenue,
     Catholic Healthcare West, MBIA Insured, Weekly VRDN and Put, 3.97%, 7/01/16 ...............         3,955,000         3,955,000
     Pooled Loan Program, Series B, FGIC Insured, Weekly VRDN and Put, 3.92%, 10/01/10 .........         1,900,000         1,900,000
     Scripps Health, Series A, MBIA Insured, Weekly VRDN and Put, 3.78%, 10/01/22 ..............         3,200,000         3,200,000
a California Infrastructure and Economic Development Bank Revenue,
     Goodwill Industries Orange County, Weekly VRDN and Put, 3.88%, 3/01/31 ....................         2,000,000         2,000,000
     Independent System Operating Corp. Project, Refunding, Series B, MBIA Insured,
      Weekly VRDN and Put, 3.89%, 4/01/08 ......................................................         3,300,000         3,300,000
     Independent System Operating Corp. Project, Refunding, Series C, MBIA Insured,
      Weekly VRDN and Put, 3.92%, 4/01/09 ......................................................         8,000,000         8,000,000
     J. Paul Getty Trust, Refunding, Series B, Annual VRDN and Put, Mandatory Put 2/02/07,
      3.25%, 4/01/33 ...........................................................................         9,000,000         9,000,000
b California School Cash Reserve Program Authority COP, 2006-2007 TRAN, Series A, 4.50%,
   7/06/07 .....................................................................................        20,000,000        20,193,200
  California School Cash Reserve Program Authority Revenue, Pool, Series A, AMBAC Insured,
   4.00%, 7/06/06 ..............................................................................         7,500,000         7,501,401
a California State Department of Water Resources Power Supply Revenue,
     Refunding, Sub Series F-1, Daily VRDN and Put, 3.91%, 5/01/19 .............................         3,800,000         3,800,000
     Refunding, Sub Series F-5, Weekly VRDN and Put, 4.00%, 5/01/22 ............................         1,500,000         1,500,000
     Series B-2, Daily VRDN and Put, 4.00%, 5/01/22 ............................................         3,750,000         3,750,000
     Series C-8, Weekly VRDN and Put, 3.86%, 5/01/22 ...........................................         6,000,000         6,000,000
     Series C-12, Weekly VRDN and Put, 3.92%, 5/01/22 ..........................................         6,700,000         6,700,000
a California State Economic Development Financing Authority Revenue,
     Calco Project, Weekly VRDN and Put, 3.95%, 4/01/27 ........................................         1,360,000         1,360,000
     KQED Inc. Project, Refunding, Weekly VRDN and Put, 3.94%, 4/01/20 .........................           900,000           900,000
a California State Economic Recovery Revenue,
     Series C-3, Daily VRDN and Put, 3.90%, 7/01/23 ............................................           625,000           625,000
     Series C-7, Daily VRDN and Put, 3.88%, 7/01/23 ............................................        10,100,000        10,100,000
     Series C-9, Daily VRDN and Put, 3.91%, 7/01/23 ............................................         1,500,000         1,500,000
     Series C-14, XLCA Insured, Weekly VRDN and Put,, 3.94%, 7/01/23 ...........................        30,300,000        30,300,000
a California State GO,
     Kindergarten-University, Refunding, Series B-2, Daily VRDN and Put, 3.91%, 5/01/34 ........         1,150,000         1,150,000
     Refunding, Series B, Sub Series B-7, Daily VRDN and Put, 3.92%, 5/01/40 ...................         2,700,000         2,700,000
     Series B-1, Weekly VRDN and Put, 3.90%, 5/01/33 ...........................................         5,000,000         5,000,000
     Series C-2, Weekly VRDN and Put, 3.92%, 5/01/33 ...........................................         6,700,000         6,700,000
  California State University Revenue, TECP, 3.58%, 7/13/06 ....................................        29,590,000        29,590,000
  California Statewide CDA Revenue,
   a North Peninsula Jewish, Daily VRDN and Put, 3.93%, 7/01/34 ................................         3,000,000         3,000,000
   b TRAN, Series A-1, 4.50%, 6/29/07 ..........................................................        15,000,000        15,133,950


66 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                          PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
a Carlsbad USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN and
   Put, 3.92%, 9/01/14 ...........................................................................      $   500,000      $   500,000
a Chico MFMR, Webb Homes Project, Monthly VRDN and Put, 3.32%, 1/01/10 ...........................        1,020,000        1,020,000
a Chino Basin Regional Financing Authority Revenue, Inland Empire Utilities, Series A,
   AMBAC Insured, Weekly VRDN and Put, 3.87%, 6/01/32 ............................................        5,285,000        5,285,000
a Commerce Joint Powers Financing Authority IDR, Weekly VRDN and Put, 3.97%, 11/01/14 ............        1,490,000        1,490,000
a Eastern Municipal Water District Water and Sewer Revenue COP, Refunding, Series B,
   MBIA Insured, Weekly VRDN and Put, 3.92%, 7/01/33 .............................................        2,465,000        2,465,000
a Elsinore Valley Municipal Water District COP, Series A, FGIC Insured, Weekly VRDN and Put,
   3.94%, 7/01/29 ................................................................................       15,000,000       15,000,000
a Fremont PFA, COP, Weekly VRDN and Put, 3.92%, 8/01/30 ..........................................        5,700,000        5,700,000
a Grant Joint UHSD, COP,
     School Facilities Bridge Funding Program, FSA Insured, Weekly VRDN and Put, 3.92%,
      9/01/34 ....................................................................................        4,900,000        4,900,000
     Various Bridge Funding Program, FSA Insured, Weekly VRDN and Put, 3.92%, 7/01/37 ............       10,000,000       10,000,000
a Hillsborough COP, Water and Sewer System Project, Refunding, Series B, Weekly VRDN and
   Put, 3.95%, 6/01/30 ...........................................................................        4,100,000        4,100,000
a Irvine 1915 Act Special Assessment,
     AD No. 00-18, Series A, Daily VRDN and Put, 3.91%, 9/02/26 ..................................        2,227,000        2,227,000
     AD No. 93-14, Daily VRDN and Put, 3.90%, 9/02/25 ............................................        1,256,000        1,256,000
     AD No. 94-13, Daily VRDN and Put, 3.91%, 9/02/22 ............................................        3,600,000        3,600,000
     AD No. 97-13, Daily VRDN and Put, 3.91%, 9/02/23 ............................................          454,000          454,000
a Irvine Ranch Water District GO,
     Consolidated ID, Daily VRDN and Put, 3.84%, 6/01/15 .........................................        2,575,000        2,575,000
     Nos. 105 140 240 and 250, Daily VRDN and Put, 3.90%, 1/01/21 ................................        4,700,000        4,700,000
a Irvine Ranch Water District Revenue, Consolidated Bonds, Daily VRDN and Put, 3.91%,
   8/01/16 .......................................................................................          400,000          400,000
a Los Angeles COP, Kadima Hebrew Academy, Series A, Weekly VRDN and Put, 3.94%,
   8/01/35 .......................................................................................        1,300,000        1,300,000
b Los Angeles County GO, TRAN, Series A, 4.50%, 6/29/07 ..........................................       20,000,000       20,191,000
a Los Angeles County Pension Obligation Revenue, Refunding,
     Series A, AMBAC Insured, Weekly VRDN and Put, 3.87%, 6/30/07 ................................          500,000          500,000
     Series B, AMBAC Insured, Weekly VRDN and Put, 3.87%, 6/30/07 ................................        1,200,000        1,200,000
b Los Angeles County Schools Pooled Financing Program COP, GO, TRAN, Series A, 4.50%,
   6/29/07 .......................................................................................       10,000,000       10,095,500
a Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-4,
   Weekly VRDN and Put, 3.92%, 7/01/35 ...........................................................        6,650,000        6,650,000
a Los Angeles MFR, Casden Project, Series K, Weekly VRDN and Put, 3.90%, 7/01/10 .................          145,507          145,507
a Los Angeles Wastewater System Revenue, Refunding, Sub Series A, FGIC Insured, Weekly VRDN
   and Put, 3.92%, 12/01/31 ......................................................................        5,000,000        5,000,000
a Los Angeles Water and Power Revenue, Refunding, Sub Series B-5, Weekly VRDN and Put,
   3.95%, 7/01/34 ................................................................................        3,700,000        3,700,000
a Metropolitan Water District Southern California Waterworks Revenue,
     Refunding, Series A, AMBAC Insured, Weekly VRDN and Put, 3.89%, 6/01/23 .....................        6,270,000        6,270,000
     Refunding, Series B-1, Daily VRDN and Put, 3.91%, 7/01/35 ...................................          100,000          100,000
     Refunding, Series B-4, Weekly VRDN and Put, 3.87%, 7/01/35 ..................................        7,000,000        7,000,000


                                                              Annual Report | 67

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                           PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
a Metropolitan Water District Southern California Waterworks Revenue, (continued)
     Refunding, Series C-1, Weekly VRDN and Put, 3.91%, 7/01/30 ....................................    $  3,000,000     $ 3,000,000
     Series C, Weekly VRDN and Put, 3.88%, 7/01/28 .................................................      13,200,000      13,200,000
     Series C-1, Daily VRDN and Put, 3.85%, 7/01/36 ................................................       2,000,000       2,000,000
a Murrieta Valley USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN
   and Put, 3.92%, 6/01/23 .........................................................................       1,700,000       1,700,000
a Northern California Public Power Agency Revenue, Hydroelectric Project No. 1, Refunding,
   Series A, MBIA Insured, Weekly VRDN and Put, 3.87%, 7/01/23 .....................................       8,700,000       8,700,000
a Oakland COP, Capital Equipment Project, Weekly VRDN and Put, 3.95%, 12/01/15 .....................       5,700,000       5,700,000
a Orange County Apartment Development Revenue, Aliso Creek Project Refunding, Series B,
   Weekly VRDN and Put, 3.89%, 11/01/22 ............................................................       7,000,000       7,000,000
a Orange County Sanitation District COP,
     Daily VRDN and Put, 3.91%, 2/01/36 ............................................................      13,000,000      13,000,000
     Refunding, Series B, Daily VRDN and Put, 3.92%, 8/01/30 .......................................       1,400,000       1,400,000
a Pajaro Valley USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN
   and Put, 3.92%, 9/01/31 .........................................................................         700,000         700,000
a Rancho Water District Financing Authority Revenue,
     Refunding, Series A, FGIC Insured, Weekly VRDN and Put, 3.91%, 8/01/29 ........................       5,700,000       5,700,000
     Series B, FGIC Insured, Weekly VRDN and Put, 3.91%, 8/01/31 ...................................       3,880,000       3,880,000
b Ravenswood City School District Revenue, TRAN, 4.50%, 7/05/07 ....................................       2,555,000       2,574,648
a Riverside County Asset Leasing Corp. Leasehold Revenue, Southwest Justice Center, Series B,
   MBIA Insured, Weekly VRDN and Daily Put, 3.87%, 11/01/32 ........................................       5,000,000       5,000,000
a Riverside County COP, Riverside County Public Facilities, ACES, Series B, Weekly VRDN and Put,
   3.92%, 12/01/15 .................................................................................       1,600,000       1,600,000
  Riverside County Teeter Obligation Revenue, TECP, 3.60%, 8/03/06 .................................       2,000,000       2,000,000
a Sacramento County COP, Administration Center and Courthouse Project, Weekly VRDN and Put,
   3.92%, 6/01/20 ..................................................................................      15,065,000      15,065,000
b Sacramento County GO, TRAN, 4.50%, 7/17/07 .......................................................      15,000,000      15,133,650
a Sacramento County Sanitation District Financing Authority Revenue, Series C, Weekly VRDN and
   Put, 3.94%, 12/01/30 ............................................................................      28,600,000      28,600,000
  Sacramento County TRAN, Series A, 4.00%, 7/10/06 .................................................      25,000,000      25,008,772
  San Diego County Regional Transportation Commission Sales Tax Revenue, TECP, 3.46%,
   7/14/06 .........................................................................................       4,500,000       4,500,000
a San Francisco City and County RDA, MFR, Fillmore Center, Refunding, Series B-2, Weekly VRDN
   and Put, 3.96%, 12/01/17 ........................................................................       1,000,000       1,000,000
a San Jose RDAR, Merged Area Redevelopment Project, Series A, Weekly VRDN and Put, 3.87%,
   7/01/26 .........................................................................................       3,300,000       3,300,000
a San Mateo UHSD, COP, School Facility Bridge Funding Program, FSA Insured, Daily VRDN and
   Put, 3.92%, 9/01/34 .............................................................................      10,000,000      10,000,000
  San Ramon Valley USD, GO, TRAN, 4.25%, 10/25/06 ..................................................       7,500,000       7,514,166
a Santa Clara County Housing Authority MFHR, Benton Park Central Apartments, Refunding,
   Series A, FNMA Insured, Weekly VRDN and Put, 3.91%, 12/15/25 ....................................       5,000,000       5,000,000
a South Placer Wastewater Authority Wastewater Revenue, Series B, FGIC Insured, Weekly VRDN
   and Put, 3.98%, 11/01/35 ........................................................................      15,400,000      15,400,000
a Southern California Public Power Authority Power Project Revenue, Palo Verde Project,
   Refunding, Series C, AMBAC Insured, Weekly VRDN and Put, 3.87%, 7/01/17 .........................         700,000         700,000


68 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                       PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
a Southern California Public Power Authority Transmission Project Revenue, Southern
   Transmission, Refunding,
     AMBAC Insured, Weekly VRDN and Put, 3.87%, 7/01/19 .........................................    $ 13,315,000      $ 13,315,000
     Series A, FSA Insured, Weekly VRDN and Put, 3.92%, 7/01/23 .................................       1,000,000         1,000,000
     Series B, FSA Insured, Weekly VRDN and Put, 3.92%, 7/01/23 .................................       6,600,000         6,600,000
a Stanislaus Waste to Energy Financing Agency Revenue, Solid Waste Facility, Ogden Martin
   Systems Project, Refunding, MBIA Insured, Weekly VRDN and Put, 3.92%, 1/01/10 ................       3,000,000         3,000,000
a Turlock Irrigation District COP, Capital Improvement and Refunding Project, Daily VRDN and Put,
   3.93%, 1/01/31 ...............................................................................       1,900,000         1,900,000
a Tustin 1915 Act Special Assessment, Reassessment District No. 95-2, Series A, Daily VRDN and
   Put, 3.91%, 9/02/13 ..........................................................................      16,569,000        16,569,000
a Union City MFR, Housing Mission Sierra, Refunding, Series A, FNMA Insured, Weekly VRDN and
   Put, 3.91%, 7/15/29 ..........................................................................       2,000,000         2,000,000
a Upland CRDA, MFHR, FNMA Insured, Weekly VRDN and Put, 3.91%, 2/15/30 ..........................       1,000,000         1,000,000
a Vallejo Housing Authority MFR, FNMA Insured, Weekly VRDN and Put, 3.92%, 5/15/22 ..............       1,985,000         1,985,000
a Watereuse Finance Authority Revenue, FSA Insured, Weekly VRDN and Put, 3.92%,
   5/01/28 ......................................................................................      14,700,000        14,700,000
a Western Placer Union School COP, Facilities Project B, Weekly VRDN and Put, 3.95%,
   8/01/23 ......................................................................................       5,000,000         5,000,000
a Western Riverside County Regional Wastewater Authority Revenue, Regional Wastewater
   Treatment, Daily VRDN and Put, 3.92%, 4/01/28 ................................................       1,350,000         1,350,000
                                                                                                                       ------------
  TOTAL SHORT TERM INVESTMENTS (COST $624,014,794) 102.2% .......................................                       624,014,794
  OTHER ASSETS, LESS LIABILITIES (2.2)% .........................................................                       (13,421,759)
                                                                                                                       ------------
  NET ASSETS 100.0% .............................................................................                      $610,593,035
                                                                                                                       ============

See Selected Portfolio Abbreviations on page 70.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.

b See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.


                         Annual Report | See notes to financial statements. | 69

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2006

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACA      - American Capital Access Holdings Inc.
ACES     - Adjustable Convertible Exempt Securities
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
BART     - Bay Area Rapid Transit
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
COP      - Certificate of Participation
CRDA     - Community Redevelopment Authority/Agency
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority/Agency Revenue
ID       - Improvement District
IDAR     - Industrial Development Authority/Agency Revenue
IDR      - Industrial Development Revenue
MBIA     -  Municipal Bond Investors Assurance Corp.
MFHR     -  Multi-Family Housing Revenue
MFMR     -  Multi-Family Mortgage Revenue
MFR      -  Multi-Family Revenue
MTA      -  Metropolitan Transit Authority
MUD      -  Municipal Utility District
PCFA     -  Pollution Control Financing Authority
PCR      -  Pollution Control Revenue
PFA      -  Public Financing Authority
PFAR     -  Public Financing Authority Revenue
RDA      -  Redevelopment Agency/Authority
RDAR     -  Redevelopment Agency Revenue
SFM      -  Single Family Mortgage
SFMR     -  Single Family Mortgage Revenue
TECP     -  Tax-Exempt Commercial Paper
TRAN     -  Tax and Revenue Anticipation Notes
UHSD     -  Unified/Union High School District
USD      -  Unified/Union School District
XLCA     -  XL Capital Assurance


70 | See notes to financial statements. | Annual Report

Franklin California Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2006

                                                         --------------------------------------------------------------------------
                                                             FRANKLIN      FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA     FRANKLIN
                                                            CALIFORNIA      INTERMEDIATE-TERM       LIMITED-TERM        CALIFORNIA
                                                         INSURED TAX-FREE        TAX-FREE             TAX-FREE          TAX-EXEMPT
                                                            INCOME FUND         INCOME FUND         INCOME FUND         MONEY FUND
                                                         --------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .............................................      $1,830,270,764        $488,741,028          $12,110,945      $624,014,794
                                                          =========================================================================
  Value ............................................      $1,929,752,136        $492,043,949          $11,956,055      $624,014,794
 Cash ..............................................              73,958              46,415               97,743             3,796
 Receivables:
  Investment securities sold .......................                  --                  --                   --        69,962,053
  Capital shares sold ..............................           3,433,096             791,095               37,446         1,206,495
  Interest .........................................          27,489,871           6,331,156              114,357         2,634,089
                                                          -------------------------------------------------------------------------
        Total assets ...............................       1,960,749,061         499,212,615           12,205,601       697,821,227
                                                          -------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..................                  --           7,904,320            1,009,095        83,321,948
  Capital shares redeemed ..........................           3,078,701           1,686,654               20,571         3,466,814
  Affiliates .......................................           1,263,970             306,998                3,040           266,886
  Distributions to shareholders ....................           2,503,349             542,154                8,635            87,392
 Accrued expenses and other liabilities ............             142,284              54,540               15,068            85,152
                                                          -------------------------------------------------------------------------
        Total liabilities ..........................           6,988,304          10,494,666            1,056,409        87,228,192
                                                          -------------------------------------------------------------------------
          Net assets, at value .....................      $1,953,760,757        $488,717,949          $11,149,192      $610,593,035
                                                          =========================================================================
Net assets consist of:
 Paid-in capital ...................................      $1,858,584,784        $487,948,815          $11,490,522      $610,632,792
 Undistributed net investment income (distributions
  in excess of net investment income) ..............            (411,175)             51,700                9,549                --
 Net unrealized appreciation (depreciation) ........          99,481,372           3,302,921             (154,890)               --
 Accumulated net realized gain (loss) ..............          (3,894,224)         (2,585,487)            (195,989)          (39,757)
                                                          -------------------------------------------------------------------------
          Net assets, at value .....................      $1,953,760,757        $488,717,949          $11,149,192      $610,593,035
                                                          =========================================================================


                         Annual Report | See notes to financial statements. | 71

Franklin California Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2006

                                                        ---------------------------------------------------------------------------
                                                            FRANKLIN       FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA      FRANKLIN
                                                           CALIFORNIA       INTERMEDIATE-TERM       LIMITED-TERM         CALIFORNIA
                                                        INSURED TAX-FREE         TAX-FREE              TAX-FREE          TAX-EXEMPT
                                                           INCOME FUND          INCOME FUND          INCOME FUND         MONEY FUND
                                                        ---------------------------------------------------------------------------
CLASS A:
 Net assets, at value ................................     $1,751,279,486     $463,544,593     $11,149,192     $610,593,035
                                                           ================================================================
 Shares outstanding ..................................        140,860,744       41,035,894       1,137,414      610,618,229
                                                           ================================================================
 Net asset value per share a .........................     $        12.43     $      11.30     $      9.80     $       1.00
                                                           ================================================================
 Maximum offering price per share (net asset value
  per share / 95.75%, 97.75%, 100% and 100%,
  respectively) ......................................     $        12.98     $      11.56     $      9.80     $       1.00
                                                           ================================================================
CLASS B:
 Net assets, at value ................................     $   68,921,761
                                                           ==============
 Shares outstanding ..................................          5,516,857
                                                           ==============
 Net asset value and maximum offering price
  per share a ........................................     $        12.49
                                                           ==============
CLASS C:
 Net assets, at value ................................     $  133,559,510     $ 25,173,356
                                                           ===============================
 Shares outstanding ..................................         10,641,590        2,223,831
                                                           ===============================
 Net asset value and maximum offering price
  per share a ........................................     $        12.55     $      11.32
                                                           ===============================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Funds.


72 | See notes to financial statements. | Annual Report

Franklin California Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended June 30, 2006

                                                          --------------------------------------------------------------------------
                                                               FRANKLIN      FRANKLIN CALIFORNIA  FRANKLIN CALIFORNIA    FRANKLIN
                                                              CALIFORNIA      INTERMEDIATE-TERM      LIMITED-TERM       CALIFORNIA
                                                          INSURED TAX-FREE        TAX-FREE             TAX-FREE         TAX-EXEMPT
                                                             INCOME FUND         INCOME FUND         INCOME FUND        MONEY FUND
                                                          --------------------------------------------------------------------------
Investment income:
 Interest ...........................................        $ 97,937,016        $ 21,341,224         $ 376,866         $19,111,736
                                                             ----------------------------------------------------------------------
Expenses:
 Management fees (Note 3a) ..........................           9,167,305           2,435,398            72,613           3,271,523
 Administrative fees (Note 3b) ......................                  --                  --            29,045                  --
 Distribution fees: (Note 3c)
  Class A ...........................................           1,774,452             461,098            21,759                  --
  Class B ...........................................             479,570                  --                --                  --
  Class C ...........................................             858,385             148,828                --                  --
 Transfer agent fees (Note 3e) ......................             544,583             160,497             5,416             305,705
 Custodian fees .....................................              29,679               7,275               209              10,429
 Reports to shareholders ............................              81,206              24,596               374              30,845
 Registration and filing fees .......................               6,326               5,606             2,902               3,461
 Professional fees ..................................              52,392              19,591            15,203              20,342
 Trustees' fees and expenses ........................              39,695               9,568               319              13,797
 Other ..............................................             100,452              51,996            11,416              37,649
                                                             ----------------------------------------------------------------------
        Total expenses ..............................          13,134,045           3,324,453           159,256           3,693,751
        Expenses waived/paid by affiliates (Note 3f)                   --                  --           (86,643)                 --
                                                             ----------------------------------------------------------------------
          Net expenses ..............................          13,134,045           3,324,453            72,613           3,693,751
                                                             ----------------------------------------------------------------------
           Net investment income ....................          84,802,971          18,016,771           304,253          15,417,985
                                                             ----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..........           3,176,524            (628,704)         (195,989)                 --
 Net change in unrealized appreciation (depreciation)
  on investments ....................................         (70,002,864)        (15,917,910)          (12,763)                 --
                                                             ----------------------------------------------------------------------
Net realized and unrealized gain (loss) .............         (66,826,340)        (16,546,614)         (208,752)                 --
                                                             ----------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ....................................        $ 17,976,631        $  1,470,157         $  95,501         $15,417,985
                                                             ======================================================================


                         Annual Report | See notes to financial statements. | 73

Franklin California Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                        --------------------------------------------------------------------------
                                                                                                         FRANKLIN CALIFORNIA
                                                               FRANKLIN CALIFORNIA INSURED                INTERMEDIATE-TERM
                                                                  TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                        --------------------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,                   YEAR ENDED JUNE 30,
                                                              2006                 2005              2006                 2005
                                                        --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................     $   84,802,971      $   84,647,208      $ 18,016,771      $ 16,001,722
  Net realized gain (loss) from investments ........          3,176,524           2,988,793          (628,704)          143,177
  Net change in unrealized appreciation
    (depreciation) on investments ..................        (70,002,864)         92,867,197       (15,917,910)       11,730,841
                                                         ----------------------------------------------------------------------
       Net increase (decrease) in net assets
          resulting from operations ................         17,976,631         180,503,198         1,470,157        27,875,740
                                                         ----------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ........................................        (75,973,378)        (77,406,348)      (16,979,691)      (15,662,738)
    Class B ........................................         (2,755,237)         (3,033,725)               --                --
    Class C ........................................         (4,878,248)         (4,771,542)         (731,140)         (398,883)
                                                         ----------------------------------------------------------------------
 Total distributions to shareholders ...............        (83,606,863)        (85,211,615)      (17,710,831)      (16,061,621)
                                                         ----------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ........................................         29,461,839          (3,352,260)       25,665,201        57,643,754
    Class B ........................................         (6,675,179)         (2,989,995)               --                --
    Class C ........................................          8,767,960           2,437,233         6,873,745         9,619,939
                                                         ----------------------------------------------------------------------
 Total capital share transactions ..................         31,554,620          (3,905,022)       32,538,946        67,263,693
                                                         ----------------------------------------------------------------------
 Redemption fees ...................................                670               1,039             2,648             1,435
                                                         ----------------------------------------------------------------------
       Net increase (decrease) in net assets .......        (34,074,942)         91,387,600        16,300,920        79,079,247
Net assets:
 Beginning of year .................................      1,987,835,699       1,896,448,099       472,417,029       393,337,782
                                                         ----------------------------------------------------------------------
 End of year .......................................     $1,953,760,757      $1,987,835,699      $488,717,949      $472,417,029
                                                         ======================================================================
Undistributed net investment income (distributions
 in excess of net investment income) included in
 net assets:
  End of year ......................................     $     (411,175)     $   (1,550,375)     $     51,700      $   (253,901)
                                                         ======================================================================


74 | See notes to financial statements. | Annual Report

Franklin California Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                -------------------------------------------------------------------
                                                                       FRANKLIN CALIFORNIA                FRANKLIN CALIFORNIA
                                                                          LIMITED-TERM                         TAX-EXEMPT
                                                                      TAX-FREE INCOME FUND                     MONEY FUND
                                                                -------------------------------------------------------------------
                                                                       YEAR ENDED JUNE 30,                 YEAR ENDED JUNE 30,
                                                                     2006             2005              2006               2005
                                                                -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................     $   304,253       $   277,888       $ 15,417,985      $  7,726,362
  Net realized gain (loss) from investments ...............        (195,989)               --                 --            (1,565)
  Net change in unrealized appreciation (depreciation)
    on investments ........................................         (12,763)           40,741                 --                --
                                                                ------------------------------------------------------------------
       Net increase (decrease) in net assets resulting
          from operations .................................          95,501           318,629         15,417,985         7,724,797
                                                                ------------------------------------------------------------------
 Distributions to shareholders from net investment
  income ..................................................        (309,451)         (278,610)       (15,443,179)       (7,724,797)
 Capital share transactions (Note 2) ......................      (4,954,835)           26,500        (77,503,087)       56,226,162
 Redemption fees ..........................................              --             7,050                 --                --
                                                                ------------------------------------------------------------------
        Net increase (decrease) in net assets .............      (5,168,785)           73,569        (77,528,281)       56,226,162
Net assets:
 Beginning of year ........................................      16,317,977        16,244,408        688,121,316       631,895,154
                                                                ------------------------------------------------------------------
 End of year ..............................................     $11,149,192       $16,317,977       $610,593,035      $688,121,316
                                                                ==================================================================
Undistributed net investment income included in net assets:
 End of year ..............................................     $     9,549       $    14,747       $         --      $         --
                                                                ==================================================================


                         Annual Report | See notes to financial statements. | 75

Franklin California Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of four series (the Funds). All Funds are diversified, except the Franklin California Intermediate-Term Tax-Free Income Fund. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

--------------------------------------------------------------------------------------------------------------------
CLASS A                               CLASS A & CLASS C                         CLASS A, CLASS B & CLASS C
--------------------------------------------------------------------------------------------------------------------
Franklin California Limited-Term      Franklin California Intermediate-Term     Franklin California Insured Tax-Free
 Tax-Free Income Fund                  Tax-Free Income Fund                       Income Fund
Franklin California Tax-Exempt
 Money Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

Securities in the Franklin California Tax-Exempt Money Fund are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


76 | Annual Report

Franklin California Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Funds are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                                                              Annual Report | 77

Franklin California Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized (no par value). Transactions in the Franklin California Tax-Exempt Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                                   -----------------------------------------------------------------------
                                                          FRANKLIN CALIFORNIA                   FRANKLIN CALIFORNIA
                                                                INSURED                          INTERMEDIATE-TERM
                                                          TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                   -----------------------------------------------------------------------
                                                      SHARES               AMOUNT            SHARES               AMOUNT
                                                   -----------------------------------------------------------------------
CLASS A SHARES:
Year ended June 30, 2006
  Shares sold ..............................        16,458,137          $ 208,133,962        8,873,205        $101,823,002
  Shares issued in reinvestment
   of distributions ........................         3,356,852             42,468,834          894,985          10,276,725
  Shares redeemed ..........................       (17,500,212)          (221,140,957)      (7,538,142)        (86,434,526)
                                                  ------------------------------------------------------------------------
  Net increase (decrease) ..................         2,314,777          $  29,461,839        2,230,048        $ 25,665,201
                                                  ========================================================================
Year ended June 30, 2005
  Shares sold ..............................        12,779,215          $ 161,809,515       10,523,751        $122,071,290
  Shares issued in reinvestment
   of distributions ........................         3,351,406             42,435,806          787,405           9,150,895
  Shares redeemed ..........................       (16,403,984)          (207,597,581)      (6,338,303)        (73,578,431)
                                                  ------------------------------------------------------------------------
  Net increase (decrease) ..................          (273,363)         $  (3,352,260)       4,972,853        $ 57,643,754
                                                  ========================================================================


78 | Annual Report

Franklin California Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                    --------------------------------------------------------------------------
                                                          FRANKLIN CALIFORNIA                     FRANKLIN CALIFORNIA
                                                                 INSURED                            INTERMEDIATE-TERM
                                                           TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                    --------------------------------------------------------------------------
                                                       SHARES              AMOUNT                SHARES             AMOUNT
                                                    --------------------------------------------------------------------------
CLASS B SHARES:
Year ended June 30, 2006
 Shares sold ...................................        84,583          $  1,079,492
 Shares issued in reinvestment
 of distributions ..............................       142,305             1,809,598
 Shares redeemed ...............................      (753,255)           (9,564,269)
                                                    --------------------------------
 Net increase (decrease) .......................      (526,367)         $ (6,675,179)
                                                    ================================
Year ended June 30, 2005
 Shares sold ...................................       428,268          $  5,428,652
 Shares issued in reinvestment
 of distributions ..............................       158,196             2,012,009
 Shares redeemed ...............................      (821,528)          (10,430,656)
                                                    --------------------------------
 Net increase (decrease) .......................      (235,064)         $ (2,989,995)
                                                    ================================
CLASS C SHARES:
Year ended June 30, 2006
 Shares sold ...................................     1,977,989          $ 25,260,241           1,143,292          $ 13,189,043
 Shares issued in reinvestment
 of distributions ..............................       225,829             2,883,383              39,533               454,684
 Shares redeemed ...............................    (1,520,721)          (19,375,664)           (589,548)           (6,769,982)
                                                    --------------------------------------------------------------------------
 Net increase (decrease) .......................       683,097          $  8,767,960             593,277          $  6,873,745
                                                    ==========================================================================
Year ended June 30, 2005
 Shares sold ...................................     1,531,059          $ 19,551,797           1,029,411          $ 11,972,499
 Shares issued in reinvestment
 of distributions ..............................       213,416             2,726,173              20,848               242,687
 Shares redeemed ...............................    (1,558,025)          (19,840,737)           (223,547)           (2,595,247)
                                                    --------------------------------------------------------------------------
 Net increase (decrease) .......................       186,450          $  2,437,233             826,712          $  9,619,939
                                                    ==========================================================================

                                                                         ------------------------------------------------------
                                                                              FRANKLIN CALIFORNIA           FRANKLIN CALIFORNIA
                                                                                   LIMITED-TERM                  TAX-EXEMPT
                                                                              TAX-FREE INCOME FUND               MONEY FUND
                                                                         ------------------------------------------------------
                                                                            SHARES             AMOUNT               AMOUNT
                                                                         ------------------------------------------------------
CLASS A SHARES:
Year ended June 30, 2006
 Shares sold ........................................................        528,548        $  5,215,928         $ 469,737,284
 Shares issued in reinvestment
 of distributions ...................................................         19,857             195,828            15,429,953
 Shares redeemed ....................................................     (1,052,034)        (10,366,591)         (562,670,324)
                                                                                                                 -------------
 Net increase (decrease) ............................................       (503,629)       $ (4,954,835)        $ (77,503,087)
                                                                                                                 =============
Year ended June 30, 2005
 Shares sold ........................................................      1,515,855        $ 15,099,320         $ 616,660,955
 Shares issued in reinvestment
 of distributions ...................................................         17,344             172,814             7,696,793
 Shares redeemed ....................................................     (1,531,173)        (15,245,634)         (568,131,586)
                                                                                                                 -------------
 Net increase (decrease) ............................................          2,026        $     26,500         $  56,226,162
                                                                                                                 =============


                                                              Annual Report | 79

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                    AFFILIATION
------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                            Investment manager
Franklin Templeton Services, LLC (FT Services)                                Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                          Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)                 Transfer agent

A. MANAGEMENT FEES

The Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds and the Franklin California Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
      0.625%              Up to and including $100 million
      0.500%              Over $100 million, up to and including $250 million
      0.450%              Over $250 million, up to and including $10 billion
      0.440%              Over $10 billion, up to and including $12.5 billion
      0.420%              Over $12.5 billion, up to and including $15 billion
      0.400%              Over $15 billion, up to and including $17.5 billion
      0.380%              Over $17.5 billion, up to and including $20 billion
      0.360%              In excess of $20 billion

The Franklin California Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
      0.500%              Up to and including $100 million
      0.450%              Over $100 million, up to and including $250 million
      0.425%              Over $250 million, up to and including $500 million
      0.400%              In excess of $500 million

B. ADMINISTRATIVE FEES

The Franklin California Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds except the Franklin California Limited-Term Tax-Free Income Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.


80 | Annual Report

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of their average daily net assets as follows:

                           ---------------------------------------------
                           FRANKLIN CALIFORNIA      FRANKLIN CALIFORNIA
                                 INSURED             INTERMEDIATE-TERM
                           TAX-FREE INCOME FUND     TAX-FREE INCOME FUND
                           ---------------------------------------------
Class A ................          0.10%                     0.10%

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

              ------------------------------------------------------------------
              FRANKLIN CALIFORNIA     FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                    INSURED            INTERMEDIATE-TERM        LIMITED-TERM
              TAX-FREE INCOME FUND   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
              ------------------------------------------------------------------
Class A .........       --                     --                  0.15%
Class B .........     0.65%                    --                    --
Class C .........     0.65%                  0.65%                   --

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                      -------------------------------------------
                                                                                   FRANKLIN
                                                       FRANKLIN CALIFORNIA        CALIFORNIA
                                                              INSURED         INTERMEDIATE-TERM
                                                      TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                      -------------------------------------------
Net sales charges received a .........................        $462,452              $45,884
Contingent deferred sales charges retained ...........        $137,454              $34,944

                                                      -------------------------------------------
                                                                                   FRANKLIN
                                                       FRANKLIN CALIFORNIA        CALIFORNIA
                                                          LIMITED-TERM             TAX-EXEMPT
                                                       TAX-FREE INCOME FUND       MONEY FUND
                                                      -------------------------------------------
Net sales charges received a .........................        $961                  $   --
Contingent deferred sales charges retained ...........        $ --                  $4,003

a     Net of commissions paid to unaffiliated broker/dealers.


                                                              Annual Report | 81

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                            -----------------------------------------------------------------------------------------
                            FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                  INSURED           INTERMEDIATE-TERM         LIMITED-TERM        FRANKLIN CALIFORNIA
                                  TAX-FREE               TAX-FREE               TAX-FREE              TAX-EXEMPT
                                INCOME FUND            INCOME FUND            INCOME FUND             MONEY FUND
                            -----------------------------------------------------------------------------------------
Transfer agent fees .....          $356,167             $100,304                 $3,522                $219,278

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees and Advisers agreed in advance to voluntarily waive a portion of management fees for the Franklin California Limited-Term Tax-Free Income Fund. Total expenses waived by FT Services and Advisers are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

4. INCOME TAXES

At June 30, 2006, the funds had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended June 30, 2006, the Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund utilized $3,015,537 and $21,483, respectively, of capital loss carryforwards. At June 30, 2006, the capital loss carryforwards were as follows:

                                                                 ------------------------------------------------------
                                                                  FRANKLIN          FRANKLIN
                                                                 CALIFORNIA        CALIFORNIA
                                                                   INSURED      INTERMEDIATE-TERM   FRANKLIN CALIFORNIA
                                                                   TAX-FREE         TAX-FREE             TAX-EXEMPT
                                                                 INCOME FUND       INCOME FUND           MONEY FUND
                                                                 ------------------------------------------------------
Capital loss carryforwards expiring in:
 2007 ..................................................         $       --        $       --            $  4,593
 2008 ..................................................                 --            69,184               9,293
 2009 ..................................................          3,841,282           321,166              21,840
 2010 ..................................................                 --           112,465                  --
 2011 ..................................................                 --           145,149                  --
 2012 ..................................................                 --           865,726               2,466
 2013 ..................................................                 --           421,949               1,565
                                                                 ----------        ----------             -------
                                                                 $3,841,282        $1,935,639             $39,757
                                                                 ==========        ==========             =======

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At June 30, 2006, the Franklin California Intermediate-Term Tax-Free Income Fund and the Franklin California Limited-Term Tax-Free Income Fund deferred realized capital losses of $649,848 and $195,989, respectively.


82 | Annual Report

Franklin California Tax-Free Trust

4. INCOME TAXES (CONTINUED)

On June 30, 2006, the Franklin California Tax-Exempt Money Fund had expired capital loss carryforwards of $9,957, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended June 30, 2006 and 2005, was as follows:

                                                       -----------------------------------------------------------
                                                             FRANKLIN CALIFORNIA          FRANKLIN CALIFORNIA
                                                                  INSURED                  INTERMEDIATE-TERM
                                                            TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                       -----------------------------------------------------------
                                                            2006           2005            2006           2005
                                                       -----------------------------------------------------------
Distributions paid from -
 tax exempt income .........................           $83,606,863     $85,221,615      $17,710,831    $16,061,621
                                                       ===========================================================

                                                       -----------------------------------------------------------
                                                           FRANKLIN CALIFORNIA             FRANKLIN CALIFORNIA
                                                               LIMITED-TERM                    TAX-EXEMPT
                                                           TAX-FREE INCOME FUND                 MONEY FUND
                                                       -----------------------------------------------------------
                                                            2006           2005            2006           2005
                                                       -----------------------------------------------------------
Distributions paid from -
 tax exempt income .........................           $309,451        $278,610         $15,443,179     $7,724,797
                                                       ===========================================================

At June 30, 2006, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

                                                                          -----------------------------------------------
                                                                          FRANKLIN CALIFORNIA         FRANKLIN CALIFORNIA
                                                                                 INSURED               INTERMEDIATE-TERM
                                                                          TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                                                          -----------------------------------------------
Cost of investments .............................................             $1,829,273,245               $488,710,032
                                                                              =========================================
Unrealized appreciation .........................................             $  104,081,444               $  6,869,708
Unrealized depreciation .........................................                 (3,602,553)                (3,535,791)
                                                                              -----------------------------------------
Net unrealized appreciation (depreciation) ......................             $  100,478,891               $  3,333,917
                                                                              =========================================
Distributable earnings - undistributed tax exempt income ........             $    1,041,713               $    562,858
                                                                              =========================================

                                                                           ----------------------------------------------
                                                                           FRANKLIN CALIFORNIA        FRANKLIN CALIFORNIA
                                                                               LIMITED-TERM                TAX-EXEMPT
                                                                           TAX-FREE INCOME FUND            MONEY FUND
                                                                           ----------------------------------------------
Cost of investments .............................................            $   12,110,945                $624,014,794
                                                                             ==========================================
Unrealized appreciation .........................................            $           --                $         --
Unrealized depreciation .........................................            $     (154,890)               $         --
                                                                             ------------------------------------------
Net unrealized appreciation (depreciation) ......................            $     (154,890)               $         --
                                                                             ==========================================
Distributable earnings - undistributed tax exempt income ........            $       18,183                $     87,392
                                                                             ==========================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.


                                                              Annual Report | 83

Franklin California Tax-Free Trust

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended June 30, 2006, were as follows:

                                          --------------------------------------------------------------------
                                          FRANKLIN CALIFORNIA       FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                                 INSURED             INTERMEDIATE-TERM        LIMITED-TERM
                                          TAX-FREE INCOME FUND     TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                          --------------------------------------------------------------------
Purchases                                     $180,483,186              $99,437,646            $ 3,173,159
Sales                                         $111,655,928              $63,129,741            $10,102,658

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006.


84 | Annual Report

Franklin California Tax-Free Trust

7. REGULATORY MATTERS (CONTINUED)

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

8. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust's financial statements.


                                                              Annual Report | 85

Franklin California Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN CALIFORNIA TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Limited-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund (separate portfolios of Franklin California Tax-Free Trust, hereafter referred to as the "Funds") at June 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 16, 2006


86 | Annual Report

Franklin California Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended June 30, 2006. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2007, shareholders will be notified of amounts for use in preparing their 2006 income tax returns.


                                                              Annual Report | 87

Franklin California Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                       LENGTH OF              FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION   TIME SERVED            BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee    Since 1985             141                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                        company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief FORMERLY,
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)     Trustee    Since 1989             142                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee    Since 1985             114                        Director, Center for Creative Land
One Franklin Parkway                                                                        Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)       Trustee    Since 1992             141                        Director, Martek Biosciences
One Franklin Parkway                                                                        Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                    (biotechnology), and Overstock.com
                                                                                            (Internet services); and FORMERLY,
                                                                                            Director, MCI Communication
                                                                                            Corporation (subsequently known as
                                                                                            MCI WorldCom, Inc. and WorldCom,
                                                                                            Inc.) (communications services)
                                                                                            (1988-2002), White Mountains
                                                                                            Insurance Group, Ltd. (holding
                                                                                            company) (1987-2004) and Spacehab,
                                                                                            Inc. (aerospace services) (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------


88 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)        Trust and Vice  Trustee since     22                       None
One Franklin Parkway            President       1993 and Vice
San Mateo, CA 94403-1906                        President since
                                                1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and     Trustee since     141                      None
One Franklin Parkway            Chairman of     1985 and
San Mateo, CA 94403-1906        the Board       Chairman of the
                                                Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940) Trustee,        Trustee since     123                      None
One Franklin Parkway            President and   1985, President
San Mateo, CA 94403-1906        Chief           since 1993 and
                                Executive       Chief Executive
                                Officer -       Officer -
                                Investment      Investment
                                Management      Management
                                                since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)           Vice President  Since 1999        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)    Vice President  Since 1999        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 89

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Chief Compliance  Not Applicable           Not Applicable
One Franklin Parkway             Compliance      Officer since
San Mateo, CA 94403-1906         Officer and     2004 and Vice
                                 Vice President  President - AML
                                 - AML           Compliance since
                                 Compliance      February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer       Since 2004        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002        Not Applicable           Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------


90 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)        Vice President   Vice President     Not Applicable           Not Applicable
One Franklin Parkway            and Secretary    since March 2006
San Mateo, CA 94403-1906                         and Secretary
                                                 since April 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and
officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since October      Not Applicable           Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief Financial  Since 2004         Not Applicable           Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)             Vice President   Since 1999         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and directors of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 91

Franklin California Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the four separate tax-exempt funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board,


92 | Annual Report

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2005 and the previous ten years ended December 31, 2005, in comparison with a performance universe consisting of all retail and institutional California insured municipal debt funds as selected by Lipper. The Lipper report showed that the Fund's income return during 2005 and for the previous three-, five- and ten-year periods on an annualized basis was in the highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2005, and for the previous three-, five- and ten-year periods on an annualized basis was in the highest quintile of its performance universe. The Board expressed its satisfaction with such performance.

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2005 and the previous ten years ended December 31, 2005, in comparison with a performance universe consisting of all retail and institutional California intermediate municipal debt funds as selected by Lipper. Such Lipper report


                                                              Annual Report | 93

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

comparison showed that the Fund's income return in 2005 was in the second-highest quintile and during each of the previous three-, five- and ten-year periods on an annualized basis was in either the first or second-highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2005 and for each of the previous three-, five- and ten-year periods on an annualized basis was in the highest quintile of its performance universe. The Board expressed its satisfaction with such performance.

FRANKLIN CALIFORNIA LIMITED TERM TAX-FREE INCOME FUND - Lipper compared this Fund's performance to a universe of retail and institutional California short-intermediate municipal debt funds as selected by Lipper during 2005 and 2004, being the first two full years of operations for this Fund. The Lipper report showed that both the Fund's income and total returns during 2005 and 2004 were in the lowest quintile of such universe. In explaining such performance, management pointed out the Fund's objective of investing in shorter maturing securities as well as its small size. The Board found such performance to be acceptable in view of management's explanation and also noted that the Fund's management fees and other expenses had been partially waived or absorbed by management.

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND - The Lipper report for this Fund showed its investment performance during 2005 and the ten-year period ended December 31, 2005, in comparison to a performance universe consisting of all retail and institutional California tax-exempt money market funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the middle quintile of its performance universe during 2005, as well as in each of the previous three-and five-year periods on an annualized basis and to be in the second-lowest quintile for the ten-year annualized period. In discussing this performance, management pointed out that it followed a conservative approach investing only in securities that present minimal credit risks and which were rated in the top two ratings by nationally recognized rating services or comparable unrated securities. The Board found such performance acceptable in view of management's explanation, noting that the Fund's annualized return for the ten-year period was within nine basis points of the performance universe median as set forth in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of such group which, for comparative consistency, was shown by Lipper for Fund Class A shares in the case of Franklin California Insured Tax-Free


94 | Annual Report

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Income Fund and California Intermediate-Term Tax-Free Income Fund. The results of such expense comparisons showed that the effective management fee rate of Franklin California Insured Tax-Free Income Fund was in the second least expensive quintile of its Lipper expense group and its actual total expenses were in the least expensive quintile of such group. The effective management fee rate of Franklin California Intermediate-Term Tax-Free Income Fund was in the least expensive quintile of its Lipper expense group and its actual total expenses were in the second least expensive quintile of such group. The Board was satisfied with the management fee and total expenses of these Funds in comparison to their Lipper expense groups. The Lipper expense comparison for Franklin California Limited-Term Tax-Free Income Fund was not considered to be particularly meaningful in view of this Fund's small size and management's partial waiver or absorption of expenses. The Lipper expense comparison for Franklin California Tax-Exempt Money Fund showed its effective management fee to be in the second most expensive quintile of its Lipper group, while its actual total expenses were in the least expensive quintile. In discussing these expense comparisons, management pointed out that this Fund is not actively marketed and largely serves as an alternative, and frequently temporary, investment vehicle for shareholders of various other funds within the Franklin family of funds and provides a number of services for shareholders, including check writing. It was also noted that the Fund's effective management fee rate was within two basis points of the median of its expense group as shown in the Lipper report. The Board found the Fund's comparative expenses to be acceptable noting such facts.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to


                                                              Annual Report | 95

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Trustees also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Trustees noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such fund. The Trustees also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund's investment management agreements so that as a Fund grows in size, its effective management fee rate declines. The net assets of Franklin California Limited-Term Tax-Free Income Fund were approximately $14 million at December 31, 2005, and with its expenses being partially waived or subsidized by management the Board did not consider economies of scale to be relevant. The management fee structure, including administrative expenses for the other three Funds, provides for a fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on net assets in excess of $250 million; with additional breakpoints thereafter beginning at the $10 billion net asset level. At December 31, 2005, the net assets of Franklin California Insured Tax-Free Income Fund stood at approximately $2 billion, and those of Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund were approximately $486 million and $671 million, respectively. In discussing these fee levels, management's position was that the existing fee rate reaches a low level quickly, which anticipates economies of scale as assets grow, and in support of such position pointed out the generally favorable effective management fee rate and low total actual expense comparisons for these Funds within their Lipper expense groups as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreements for these three Funds provides a sharing of benefits with each Fund and its shareholders.


96 | Annual Report

Franklin California Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 97
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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 6
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CALIFORNIA TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

CAT A2006 08/06



      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $83,871 for the fiscal year ended June 30, 2006 and $80,311 for the fiscal year ended June 30, 2005.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,778 for the fiscal year ended June 30, 2006 and $0 for the fiscal year ended June 30, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $174,083 for the fiscal year ended June 30, 2006 and $4,500 for the fiscal year ended June 30, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $175,861 for the fiscal year ended June 30, 2006 and $4,500 for the fiscal year ended June 30, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    August 28, 2006


By /S/GALEN G. VETTER
   -------------------
      Galen G. Vetter
      Chief Financial Officer
Date    August 28, 2006